EXHIBIT 10.1


                          STANDARD FORM LEASE AGREEMENT










                     LANDLORD: TOPANGA & VICTORY PARTNERS LP

         TENANT: BRILLIANT DIGITAL ENTERTAINMENT, A DELAWARE CORPORATION





                            DATED: SEPTEMBER 21, 2003
                          (FOR REFERENCE PURPOSES ONLY)


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                                TABLE OF CONTENTS
                                                                            PAGE

ARTICLE 1 - PREMISES...........................................................3
         Section 1.1  Lease of Premises........................................3
         Section 1.2  Rentable Area............................................3

ARTICLE 2 - TERM...............................................................3
         Section 2.1  Effective Date...........................................3
         Section 2.2  Term of Lease............................................3
         Section 2.3  Commencement Date........................................3
         Section 2.4  Delivery of Premises.....................................3
         Section 2.5  Definition of Tenant Improvements,
                      Ready For Occupancy and Tenant Delays....................3
         Section 2.6  Notice of Commencement Date..............................3
         Section 2.7  Option to Renew..........................................4

ARTICLE 3 - RENT...............................................................4
         Section 3.1  Payment of Rental........................................4
         Section 3.2  Governmental Assessments.................................5
         Section 3.3  Special Charges for Special Services.....................5
         Section 3.4  Definition of Rent.......................................5
         Section 3.5  Late Charge..............................................5
         Section 3.6  Disputes as to Payments of Rent..........................5
         Section 3.7  Special Assessment.......................................5

ARTICLE 4 - ADJUSTMENTS TO RENT................................................6
         Section 4.1  Operating Expense Adjustments............................6
         Section 4.2  Procedure for Payment of Operating
                      Expense Adjustments......................................6
         Section 4.3  Certain Defined Terms....................................6
         Section 4.4  Review of Operating Expenses.............................9

ARTICLE 5 - SECURITY DEPOSIT...................................................9

ARTICLE 6 - USE................................................................9
         Section 6.1  Permitted Use............................................9
         Section 6.2  Restriction on Use.......................................9
         Section 6.3  Compliance by Other Tenants.............................10

ARTICLE 7 - ALTERATIONS AND ADDITIONS.........................................10
         Section 7.1  Tenant's Rights To Make Alterations.....................10
         Section 7.2  Installation of Alterations.............................10
         Section 7.3  Tenant Improvements; Alterations -
                      Treatment at End of Lease...............................11

ARTICLE 8 - TENANT'S REPAIRS..................................................11

ARTICLE 9 - LIENS BY TENANT...................................................11

ARTICLE 10 - LANDLORD'S REPAIRS...............................................11
         Section 10.1  Scope of Landlord's Repairs............................11
         Section 10.2  Landlord's Right of Entry to Make
                       Repairs................................................12

ARTICLE 11 - BUILDING SERVICES................................................12
         Section 11.1  Standard Building Services.............................12
         Section 11.2  Additional Services....................................12
         Section 11.3  Landlord's Right To Cease
                       Providing Services.....................................12

ARTICLE 12 - ASSIGNMENT AND SUBLETTING........................................13
         Section 12.1  Right to Assign and Sublease...........................13
         Section 12.2  Procedure For Assignment and
                       Sublease/ Landlord's Recapture
                       Rights.................................................13
         Section 12.3  Conditions Regarding Consent to
                       Sublease and Assignment................................13
         Section 12.4  Affiliated Companies/Restructuring
                       of Business Organization...............................14
         Section 12.5  Landlord's Right to Assign.............................14

ARTICLE 13 - INDEMNIFICATION; INSURANCE.......................................14
         Section 13.1  Indemnification........................................14


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         Section 13.2  Insurance..............................................14
         Section 13.3  Assumption of Risk.....................................15
         Section 13.4  Allocation of Insured Risks and Subrogation............15

ARTICLE 14 - DAMAGE OR DESTRUCTION............................................15
         Section 14.1  Loss Covered By Insurance..............................15
         Section 14.2  Loss Not Covered By Insurance..........................16
         Section 14.3  Destruction During Final Year..........................17
         Section 14.4  Destruction of Tenant's Personal
                       Property, Tenant Improvements or
                       Property of Tenant's Employees.........................17
         Section 14.5  Exclusive Remedy.......................................17

ARTICLE 15 - EMINENT DOMAIN...................................................17
         Section 15.1  Permanent Taking - When Lease Can
                       Be Terminated..........................................17
         Section 15.2  Permanent Taking - When Lease
                       Cannot Be Terminated...................................17
         Section 15.3  Temporary Taking.......................................17
         Section 15.4  Exclusive Remedy.......................................17
         Section 15.5  Release Upon Termination...............................17

ARTICLE 16 - DEFAULTS.........................................................18
         Section 16.1  Default by Tenant......................................18
         Section 16.2  Default by Landlord....................................18

ARTICLE 17 - LANDLORD'S REMEDIES AND RIGHTS...................................18
         Section 17.1  Remedies Upon Breach of Lease..........................18
         Section 17.2  Re-Entry...............................................19
         Section 17.3  Termination............................................19
         Section 17.4  Landlord's Damages.....................................19
         Section 17.5  Fixtures and Personal Property.........................20
         Section 17.6  Waiver of Redemption...................................20
         Section 17.7  Right to Perform.......................................20

ARTICLE 18 - ATTORNEYS' FEES..................................................20

ARTICLE 19 - SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE....................20
         Section 19.1  Obligations of Tenant..................................20
         Section 19.2  Landlord's Right to Assign.............................20
         Section 19.3  Attornment by Tenant...................................20
         Section 19.4  Non-Disturbance........................................21
         Section 19.5  Attorney-In-Fact.......................................21

ARTICLE 20 - RULES AND REGULATIONS............................................21

ARTICLE 21 - HOLDING OVER.....................................................21
         Section 21.1  Surrender of Possession................................21
         Section 21.2  Payment of Money After Termination.....................21

ARTICLE 22 - INSPECTIONS AND ACCESS...........................................21

ARTICLE 23 - NAME OF BUILDING.................................................22

ARTICLE 24 - SURRENDER OF LEASE...............................................22

ARTICLE 25 - WAIVER...........................................................22

ARTICLE 26 - SALE BY LANDLORD.................................................22

ARTICLE 27 - FORCE MAJEURE....................................................22

ARTICLE 28 - ESTOPPEL CERTIFICATES............................................22

ARTICLE 29 - RIGHT TO PERFORMANCE.............................................23

ARTICLE 30 - PARKING FACILITIES...............................................23


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ARTICLE 31 - SECURITY SERVICES................................................23
         Section 31.1  Landlord's Obligation to Furnish
                       Security Services......................................23
         Section 31.2  Tenant's Right to Install Security
                       System.................................................23

ARTICLE 32 - NOTICES..........................................................23

ARTICLE 33 - HAZARDOUS WASTE..................................................23

ARTICLE 34 - MISCELLANEOUS....................................................24
         Section 34.1  Authorization to Sign Lease............................24
         Section 34.2  Entire Agreement.......................................24
         Section 34.3 Construction/Separability...............................24
         Section 34.4  Covenants and Conditions...............................24
         Section 34.5  Gender and Headings....................................25
         Section 34.6  Exhibits...............................................25
         Section 34.7  Modification For Lender................................25
         Section 34.8  No Recordation.........................................25
         Section 34.9  Cumulative Remedies....................................25
         Section 34.10  Confidentiality.......................................25
         Section 34.11  Waiver of Trial by Jury...............................25
         Section 34.12  Successors and Assigns. ..............................25
         Section 34.13  Governing Law/Venue...................................25
         Section 34.14  Brokers...............................................25
         Section 34.15  Delivery of Financial Statements......................25
         Section 34.16  Delivery of Statement Regarding
                        Lawsuits..............................................25
         Section 34.17  Consent...............................................26


ARTICLE 35 - REPRESENTATIONS AND WARRANTIES OF LANDLORD.......................26


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Exhibit Index

         Exhibit A --      PREMISES
         Exhibit B --      FORM OF NOTICE OF COMMENCEMENT DATE
         Exhibit C --      CONSTRUCTION AGREEMENT
         Exhibit D --      RULES AND REGULATIONS
         Exhibit E --      STANDARD BUILDING SERVICES
         Exhibit F --      FORM OF ESTOPPEL CERTIFICATE
         Exhibit G --      PARKING
         Exhibit H --      GUARANTEE  [Intentionally omitted.]


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                              OFFICE LEASE SUMMARY

         This Office Lease Summary summarizes certain terms of the Lease Agreement to which it is attached. The summary contained herein is qualified by and subject to the terms of the Lease Agreement.

(a)      Landlord:           Topanga & Victory Partners L.P.
                             6355 Topanga Canyon Boulevard
                             Suite 230
                             Woodland Hills, California  91367

(b)      Landlord's Agent:   Toibb Enterprises

(c)      Tenant:             Brilliant Digital Entertainment

(d)      Building:           6355 Topanga Canyon  Boulevard
                             Woodland  Hills, California  91367

(e) Premises: That certain portion of the fifth (5th) floor of the Building, as shown cross-hatched on Exhibit "A" attached hereto (and to be commonly known as Suite 520).

(f)      Rentable Area of Project: 158,751 rentable square feet ("RSF")

(g)      Rentable Area of Premises: Approximately 4,271 RSF

(h)      Scheduled Commencement Date: See Section 2.3

(i) Expiration Date: The day which is immediately preceding the day which is sixty (60) months after the Commencement Date (as such term is defined in Section 2.3 herein).

(j) Initial Rental: Seven Thousand Six Hundred Eighty-Seven and 80/100 Dollars ($7,687.80) per month.

(k)      Base Year: Calendar year 2004

(l)      Allowance: See Section 4.3

(m)      Tenant's Pro Rata Share: 2.69%

(n) Security Deposit: Two Thousand Three Hundred Nine and 05/100 Dollars ($2,309.05)

(o) Use: General office and other uses legally permitted in connection therewith, related to the development of interactive computer software and technology

(p)      Tenant's Address for Notices:

                                           Brilliant Digital Entertainment
                                           6355 Topanga Canyon Boulevard
                                           Suite 520
                                           Woodland Hills, CA  91367

         Copy to:                          Troop Meisinger Steuber & Pasich, LLP
                                           10940 Wilshire Boulevard
                                           Los Angeles, CA 90024
                                           Attn: Murray Markiles, Esq.

(q)      Landlord's Address for Notices:

                                           Toibb Enterprises
                                           6355 Topanga Canyon Boulevard
                                           Suite 230
                                           Woodland Hills, California  91367
                                           Attention:  Don Kinder


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         Copy to:                          Hamburg, Karic, Edwards & Martin LLP
                                           1900 Avenue of the Stars
                                           Suite 1800
                                           Los Angeles, California 90067
                                           Attention:  Barry G. Edwards, Esq.

(r)      Brokers:

         For Landlord:       Told Partners
         For Tenant:         [Not applicable.]

(s)      Parking Privileges: Per Exhibit G

(t)      Date of Lease:      September 21, 2003 (for reference purposes only)


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                                 LEASE AGREEMENT


         This LEASE AGREEMENT ("Lease"), dated as of September 21, 2003 is made and entered into by and between Topanga & Victory Partners L.P., a California limited partnership ("Landlord") and Brilliant Digital Entertainment, a Delaware corporation ("Tenant"), who agree as follows:

ARTICLE 1 - PREMISES

         SECTION 1.1 LEASE OF PREMISES. Landlord leases to Tenant, and Tenant leases from Landlord, the premises ("Premises") consisting of the office space cross-hatched on the attached Exhibit "A" and described as Suite Number 520 located in an office building ("Building"), the address of which is 6355 Topanga Canyon Boulevard, Woodland Hills, California 91367, situated on a parcel of real property ("Land") located in Woodland Hills, California, (collectively, the Land and the Building and that certain medical office building, the address of which is 6325 Topanga Canyon Boulevard, Woodland Hills, California 91367 are referred to herein as the "Project").

         SECTION 1.2 RENTABLE AREA. The rentable area of the Premises and of the Building are stipulated in Sections (g) and (f), respectively, of the Office Lease Summary.

ARTICLE 2 - TERM

         SECTION 2.1 EFFECTIVE DATE. The Lease will become effective on the day the Lease has been signed by the Landlord and Tenant ("Effective Date").

         SECTION 2.2 TERM OF LEASE. The term of the Lease ("Term") shall be for sixty (60) months beginning on the Commencement Date (as defined in Section 2.3). If the Commencement Date falls on a date other than the first day of a month, the Term shall be extended by that partial month from the Commencement Date to the first day of the following month.

         SECTION 2.3 COMMENCEMENT DATE. The Term of this Lease shall commence on the date the Premises are "Ready for Occupancy" (defined below), taking into account "Tenant Delays" (defined below) estimated to be November 1, 2003 ("Commencement Date").

         SECTION 2.4 DELIVERY OF PREMISES. The Premises will be delivered to Tenant Ready for Occupancy, subject to Tenant Delays on the Commencement Date, in its "As Is" condition with the Tenant Improvements completed as described in Exhibit "C" attached hereto. Tenant hereby acknowledges: (i) that it has been advised by the Landlord and/or brokers to satisfy itself with respect to the condition of the Premises (including but not limited to the electrical and sprinkler systems, security, environmental aspects, compliance with the Laws, as defined in Section 4.3) and the present and future suitability of the Premises for Tenant's intended use; (ii) that Tenant has made such investigation as it deems necessary with reference to such matters and assumes all responsibility therefor as the same relate to Tenant's occupancy of the Premises; and (iii) that neither Landlord, nor any of Landlord's agents, has made any oral or written representations or warranties with respect to the said matters other than as set forth in this Lease. Notwithstanding said Commencement Date, if for any reason Landlord cannot deliver possession of the Premises to Tenant on said date, Landlord shall not be subject to any liability therefore, nor shall such failure affect the validity of this Lease or the obligations of Tenant hereunder or extend the term hereof, but in such case Tenant shall not be obligated to pay Rent (as defined in Section 3.4 below) under this Lease until possession of the Premises is tendered to Tenant. Tenant currently occupies suite 120 in the Building pursuant to that certain written Lease Agreement by and between
Landlord and Tenant dated May 16, 1997 ("05/16/97 Lease"). As of the Commencement Date, the Landlord and Tenant agree to cancel the 05/16/97 Lease and, except as otherwise provided herein, discharge and release each other from all obligations under the 05/16/97 Lease.

         SECTION 2.5 DEFINITION OF TENANT IMPROVEMENTS, READY FOR OCCUPANCY AND TENANT DELAYS. The terms "Tenant Improvements" and "Ready for Occupancy" are defined in the attached Exhibit "C." "Tenant Delays" consist of those delays defined in Exhibit "C" attached hereto.

         SECTION 2.6 NOTICE OF COMMENCEMENT DATE. Landlord shall send Tenant notice of the occurrence of the Commencement Date in the form of the attached Exhibit "B," which notice Tenant shall acknowledge by executing a copy of the notice and returning it to the Landlord. If Tenant fails to sign and return the notice to Landlord within ten (10) days of receipt of the notice from Landlord, the notice as sent by Landlord shall be deemed to have correctly set forth the Commencement Date. Failure of Landlord to send such notice shall have no effect on the Commencement Date.


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         SECTION 2.7  OPTION TO RENEW.

         (a) Provided that Tenant has at no time committed an Event of Default under the Lease, Tenant is given the option ("Renewal Option") to extend the Term of this Lease on all the provisions contained in this Lease except as to Rental (as defined below). Such Renewal Option shall be for one (1) five (5) year term (the "Option Term") to commence immediately following the expiration of the Term hereinabove set forth in Section 2.2 of this Lease. If Tenant elects to exercise such Renewal Option, such Renewal Option shall be exercised by Tenant giving written notice of exercise of the Renewal Option (the "Option Notice") to Landlord at least six (6) months but not more than twelve (12) months before the expiration of the Term. If such Option Notice is not sent during such six (6) month period or Tenant has committed an Event of Default under this Lease at any time during the Term, then such Renewal Option shall be null and void and in no event shall Tenant have any right to extend the Term of this Lease beyond the Term even if Tenant otherwise attempts to exercise the Renewal Option set forth herein.

         (b) Tenant shall pay to Landlord, as Rental for the Premises during the Option Term, the Renewal Rental Rate (as hereinafter defined). The Renewal Rental Rate shall be prevailing fair market rental rate as reasonably determined by Landlord six (6) months prior to the end of the Lease term. The term "prevailing fair market rental rate" for the purposes of the Lease shall mean what a willing, comparable, new, non-expansion, non-renewal, non-equity tenant would pay, and a willing, comparable landlord of a comparable office building in the vicinity of the Building would accept, at arm's length, giving appropriate consideration to the rental rate per rentable square foot, the ratio of rentable square feet to usable square feet, escalation (including type and base year) and abatement provisions reflecting free rent, length of the lease term, size and location of premises being leased, building standard work letter and/or tenant improvement allowances, if any, and other generally applicable conditions of tenancy for the space in question so that this Tenant will obtain the same rent and other benefits that Landlord would otherwise give to any comparable prospective tenant. If Tenant does not agree with Landlord's determination of the Renewal Rental Rate, Tenant shall, within three (3) days of such determination, deliver written notice to Landlord stating Tenant's disagreement. Within ten (10) days of Tenant's delivery of said notice each party, at its sole cost, shall appoint a real estate appraiser with at least five (5) years full-time commercial appraisal experience in the San Fernando Valley to determine the Renewal Rental Rate for the Option Term based upon fair market rental rate specified above. If either party does not appoint an appraiser within such ten (10) day period, then the single appraiser appointed shall set the Renewal Rental Rate. If the two (2) appraisers are unable to agree on the Renewal Rental Rate but their respective appraisals of the fair market rental rate are within ten percent (10%) of each other, then the Renewal Rental rate shall be determined by adding the two (2) appraisals of fair market rental together and dividing the total by two (2); the resulting quotient shall be the Renewal Rental Rate. If the two (2) appraisals of fair market rental are not within ten percent (10%) of each other, then the two (2) appraisers shall select a third appraiser who meets the qualifications stated in this Section 2.7. Landlord and Tenant shall each bear fifty percent (50%) of the cost of the third appraiser. Within thirty (30) days after the selection of the third appraiser, the majority of appraisers shall set the Renewal Rental Rate for the Option Term. If a majority of the appraisers are unable to set the Renewal Rental Rate within the thirty (30) day period, the three (3) appraisals of fair market rental shall be added together and their total divided by three (3) and the resultant quotient shall be the Renewal Rental Rate. Except for the adjustment to Rental as provided above, all Rental payable during the Option Term shall be payable in the same manner as Rental is paid during the initial Term in accordance with the provisions of Section 3.1.

         (c)  Landlord  and  Tenant  shall   execute  and  deliver   appropriate
documentation to evidence any renewal of this Lease and the terms and conditions of this Lease during the Option Term.

         (d) The Renewal Option shall be available only to the original Tenant under this Lease and shall not be available to any assignee, sublessee or other transferee of the original Tenant. Time is of the essence regarding all of the provisions of this Article 2 relating to Tenant's exercise of the Renewal Option. Tenant's failure to comply with any of the time or other requirements set forth in this Article 2 shall cause the Renewal Option to automatically cease and terminate and, in such event, the Lease shall terminate upon the expiration of the Term.

ARTICLE 3 - RENT

         SECTION 3.1 PAYMENT OF RENTAL. Tenant agrees to pay Landlord as rent for the Premises the sum of Seven Thousand Six Hundred Eighty-Seven and 80/100 Dollars ($7,687.80) per month during the first twelve (12) months of the Term (the "Rental"). The Rental shall be increased, annually, at the rate of five cents ($0.05) per RSF per month on the anniversary of the Commencement Date. The first increase shall occur one (1) year after the Commencement Date. The Rental for the first month of the Term shall be due and payable on the Commencement Date, and for the remaining months of the Term, Rental shall be due,


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in advance,  on or before the first day of each calendar  month during the Term.
In addition to the payment of Rental, Tenant shall also pay all Operating Expense Adjustments computed pursuant to Section 4.1 of the Lease and such other payment as are described in this Lease.

         SECTION 3.2 GOVERNMENTAL ASSESSMENTS. In addition to the Rental, Tenant shall pay, prior to delinquency, (a) all personal property taxes, charges, rates, duties and license fees assessed against or levied upon Tenant's occupancy of the Premises, or upon any Tenant Improvements, trade fixtures, furnishings, equipment or other personal property owned or leased by Tenant and contained in the Premises (collectively "Personal Property"), and (b) Tenant's Pro Rata Share (as defined in Section 4.3) of any governmental fees or charges, general and special, ordinary and extraordinary of any kind whatsoever (other than Taxes, as defined in Section 4.3 (n), which shall be handled in accordance with the provisions of Article 4) (collectively "Assessments"). Tenant shall cause such Assessments upon Personal Property to be billed separately from the property of Landlord. Tenant hereby indemnifies and holds Landlord harmless from and against the payment of all such Assessments.

         SECTION 3.3 SPECIAL CHARGES FOR SPECIAL SERVICES. Tenant agrees to pay to Landlord, within ten (10) days following written demand, all charges for any services, utilities, goods or materials furnished by Landlord at Tenant's request which are not required to be furnished by Landlord under the Lease without separate charge or reimbursement.

         SECTION 3.4 DEFINITION OF RENT. Any and all payments of Rental and any and all taxes, fees, charges, costs, expenses, insurance obligations, late charges, Assessments, Operating Expense Adjustments, and all other payments, disbursements or reimbursements (collectively "Rent") which are attributable to, payable by or the responsibility of Tenant under the Lease, constitute "rent" within the meaning of California Civil Code Section 1951(a). Any Rent payable to Landlord by Tenant for any fractional month shall be prorated based on a three hundred sixty (360) day year. All payments owed by Tenant under the Lease shall be paid, without deduction, set off or counterclaim, to Landlord in lawful money of the United States of America at the location specified by Landlord pursuant to Article 32 of the Lease.

         SECTION 3.5 LATE CHARGE. Tenant acknowledges that the late payment of Rent will cause Landlord to incur damages, including administrative costs, loss of use of the overdue funds and other costs, the exact amount of which would be impractical and extremely difficult to ascertain. Landlord and Tenant agree that if Landlord does not receive a payment of Rent on or before the tenth (10th) day following the date that such payment is due, Tenant shall pay to Landlord a late charge equal to the sum of five percent (5%) of the overdue amount ("Late Charge"). Acceptance of the Late Charge by Landlord shall not cure or waive Tenant's default, nor prevent Landlord from exercising, before or after such acceptance, any of the rights and remedies for a default provided by this Lease or at law. Payment of the Late Charge is not an alternative means of performance of Tenant's obligation to pay Rent at the times specified in this Lease.

         SECTION 3.6 DISPUTES AS TO PAYMENTS OF RENT. Tenant agrees to pay the Rent required under this Lease within the time limits set forth in this Lease. If Tenant receives from Landlord an invoice or statement, which invoice is sent by Landlord in good faith, and Tenant in good faith disputes whether all or any part of such Rent is due and owing, Tenant shall nevertheless pay to Landlord the amount of the Rent indicated on the invoice or statement until Tenant receives a final judgment from a court of competent jurisdiction (or when arbitration is permitted or required, receives a final award from an arbitrator) relieving or mitigating Tenant's obligation to pay such Rent. In such instance where Tenant disputes its obligations to pay all or part of the Rent indicated on such invoice or statement, Tenant shall, concurrently with the payment of such Rent, provide Landlord with a letter or notice entitled "Payment Under Protest," specifying in detail why Tenant is not required to pay all or part of such Rent. Tenant will be deemed to have waived its right to contest any past payment of Rent unless it has filed a lawsuit against Landlord (or when arbitration is permitted or required, filed for arbitration and has served Landlord with notice of such filing), and has served a summons on Landlord, within one (1) year of such payment.

         SECTION 3.7 SPECIAL ASSESSMENT. Tenant shall pay Tenant's Pro Rata Share of any special assessment levied upon the Land by any governmental entity having authority to impose such assessment ("Special Assessment"). Tenant shall pay Tenant's Pro Rata Share of the Special Assessment in accordance with the provisions of Article 4. If the bill for the Special Assessment specifies that it applies to a given period of time, Tenant's obligations under this Section
3.7 shall be amortized to the extent that Term does not include all of such period.


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ARTICLE 4 - ADJUSTMENTS TO RENT

         SECTION 4.1 OPERATING EXPENSE ADJUSTMENTS. Commencing on January 1, 2005, Tenant shall pay, in addition to the Rental computed and due pursuant to
Section 3.1, an additional sum as an operating expense adjustment ("Operating Expense Adjustment") an amount equal to Tenant's Pro Rata Share of any excess of Operating Expenses (as defined in Section 4.3) over the Allowance (as defined in
Section 4.3).

         SECTION 4.2 PROCEDURE FOR PAYMENT OF OPERATING EXPENSE ADJUSTMENTS. Tenant shall pay for the Operating Expenses Adjustment as follows:

         (a) Commencing on the expiration of the Base Year, Landlord may, from time to time by ten (10) days notice to Tenant, reasonably estimate in advance the amounts Tenant shall owe on a monthly basis for excesses of Operating Expenses over the Allowance for any full or partial calendar year of the Term. In such event, Tenant shall pay such estimated amounts, on a monthly basis, on or before the first day of each calendar month, together with Tenant's payment of Rental. Such estimate may be reasonably adjusted from time to time by Landlord by written notice to Tenant.

         (b) Within one hundred twenty (120) days after the end of each calendar year, or as soon thereafter as practicable, Landlord shall provide a statement (the "Statement") to Tenant showing: (i) the amount of actual Operating Expenses for such calendar year, (ii) any amount paid by Tenant towards excesses of Operating Expenses over the Allowance during such calendar year on an estimated basis and (iii) any revised estimate of Tenant's obligations for excesses of Operating Expenses over the Allowance for the current calendar year.

         (c) If the Statement shows that Tenant's estimated payments were less than Tenant's actual obligations for excesses of Operating Expenses over the Allowance for such year, Tenant shall pay the difference. If the Statement shows an increase in Tenant's estimated payments for the current calendar year, Tenant shall pay the difference between the new and former estimates, for the period from January 1 of the current calendar year through the month in which the Statement is sent. Tenant shall make such payments within thirty (30) days after Landlord sends the Statement. If the Statement shows that Tenant's estimated payments exceeded Tenant's actual obligations for excesses of Operating Expenses over the Allowance, Tenant shall receive a credit of such difference against payments of Rent next due. If the Term shall have expired and no further Rent shall be due, Tenant shall receive a refund of such difference within thirty
(30) days after Landlord sends the Statement.

         (d) So long as Tenant's obligations hereunder are not materially adversely affected, Landlord reserves the right to reasonably change, from time to time, the manner or timing of the foregoing payments. No delay by Landlord in providing the Statement (or separate Statements) shall be deemed a default by Landlord or a waiver of Landlord's right to require payment of Tenant's obligations for actual or estimated excesses of Operating Expenses over the Allowance.

         (e) If the Term commences other than on January 1, or ends other than on December 31, Tenant's obligations to pay estimated and actual amounts towards excesses of Operating Expenses over the Allowance for such first or final calendar years shall be prorated, based on a 360 day year, to reflect the portion of such years included in the Term.

         SECTION 4.3 CERTAIN DEFINED TERMS. "Tenant's Pro Rata Share" means the ratio, from time to time, of the rentable square feet of the Premises to the rentable square feet in the Project. Tenant's Pro Rata Share as of the Commencement Date is stipulated to be the percentage set forth in Section (m) of the Office Lease Summary. The "Allowance" will be the total dollar amount of Operating Expenses incurred during the Base Year, adjusted (except for Taxes which are not adjusted) to reflect what the Operating Expenses would have been had the Building been ninety-five percent (95%) occupied for the Base Year. "Operating Expenses" are defined to be the sum of all costs, expenses, and disbursements, of every kind and nature whatsoever, incurred by Landlord in connection with the ownership, management, maintenance, operation, administration and repair of all or any portion of the Project, and the roads, walks, plazas, landscaped areas, common areas, improvements and facilities thereon, including Parking Facilities (collectively, "Property") including, but not limited to the following:

         (a) All costs for materials, utilities (excluding electricity for Tenant's normal business use and excluding the cost of up to fifty-five (55) hours per week of HVAC usage), goods and services (but excluding all costs for materials, utilities, goods and services furnished by Landlord which are not required to be furnished by Landlord, and which have been directly paid for by Tenant or other tenants to Landlord);

         (b) All wages and benefits and costs of employees or independent contractors or employees of independent contractors engaged in the operation, maintenance and security of the Property;

         (c) All expenses for janitorial, maintenance, security and safety services;

         (d) All repairs to, replacement of, and physical maintenance of the Property, including the cost of all supplies, uniforms, equipment, tools and materials;

         (e) Any license, permit and inspection fees required in connection with the operation of the Property;

         (f) Any auditor's or accounting fees provided for the operation and maintenance of the Property;

         (g) Any legal fees, costs and disbursements as would normally be incurred in connection with the operation, maintenance and repair of the Property (except for such fees, costs and disbursements incurred in connection with any legal proceeding against any tenant in the Building other than Tenant);

         (h)  All  reasonable  fees  for  management   services  provided  by  a
management company and/or by Landlord and/or an agent of the Landlord;

         (i) The annual amortization of costs, including financing costs, if any, incurred by Landlord after completion of the Project for any capital improvements installed or paid for by Landlord and required by any new (or change in) laws, rules or regulations of any governmental or quasi-governmental authority (collectively "Laws");

         (j) The annual amortization of costs, including financing costs, if any, of any equipment, device or capital improvement purchased or incurred as a labor-saving measure or to affect other economies in the operation or maintenance of the Property (provided the annual amortized cost does not exceed the actual cost savings realized and such savings do not redound primarily to the benefit of any particular tenant);

         (k) The annual amortization of costs, if any, incurred after completion of the Property, for the replacement of (i) exterior perimeter window draperies or blinds provided by Landlord and (ii) carpeting and wall coverings in the public areas of the Building;

         (l) All insurance premiums and other charges incurred by Landlord with respect to the insuring of the Property including, without limitation, the following to the extent carried by the Landlord: (i) fire and extended coverage insurance, windstorm, hail and explosion; (ii) riot attending a strike, civil commotion, aircraft, vehicle and smoke insurance; (iii) public liability, bodily injury and property damage insurance; (iv) elevator insurance; (v) workers' compensation insurance for the employees specified in Section 4.3(b) above; (vi) boiler and machinery insurance, sprinkler leakage, water damage, property, burglary, fidelity and pilferage insurance on equipment and materials; (vii) loss of rent, rent abatement, rent continuation, business interruption insurance, and similar types of insurance; (viii) earthquake insurance; and (ix) such other insurance as is customarily carried by operators of other comparable office buildings in Southern California;

         (m) Such other usual costs and expenses which are paid by other landlords for the purpose of providing for the on-site operation, servicing, maintenance and repair of similar first-class office buildings in Southern California; and

         (n) All actual taxes, assessments, levies, charges, water and sewer charges, rapid transit and other similar or comparable governmental charges (collectively "Taxes") levied or assessed on, imposed upon or attributable to the calendar year in question (i) to the Property, (ii) any increases in property taxes directly attributable to a hypothecation or transfer of the ownership of the Building during the Term, and/or (iii) to the operation of the Property, including but not limited to Taxes against the Property, personal property taxes or assessments levied or assessed against the Property, plus any tax measured by gross rentals received from the Property, together with any costs incurred by Landlord, including attorneys' fees, in contesting any such Taxes but excluding any net income, franchise, capital stock, estate or inheritance taxes imposed by the State of California or the United States or by their respective agencies, branches or departments. If at any time during the Term there shall be levied, assessed or imposed on Landlord or the Property by any governmental entity, any general or special, ad valorem or specific excised capital levy or other taxes on the payments received by Landlord under this Lease or other leases affecting the Property and/or any license fee, excise or franchise taxes measured by or based, in whole or in part, upon such payments, and/or transfer, transaction, or taxes based directly or indirectly upon the transaction represented by this Lease or other leases affecting the Property, and/or any occupancy, use, per capita or other taxes, based directly or indirectly upon the use or occupancy of the Premises or the Property, then all such taxes shall be deemed to be included within the definition of the term Taxes.

         The annual amortization of costs shall be determined by dividing the original cost of such capital expenditure by the number of years of useful life of the capital item acquired, which useful life shall be reasonably determined by Landlord. Operating Expenses shall be computed according to the cash or accrual basis of accounting, as Landlord may elect in accordance with standard and reasonable accounting principles employed by Landlord.

         Notwithstanding anything to the contrary contained in this Section 4.3, Operating Expenses shall not include:

         a. Legal fees incurred in negotiating and enforcing tenant leases.

         b.       Real estate brokers' leasing commissions

         c.       Initial improvements or alterations to tenant spaces.

         d. The cost of providing any service directly to and paid directly by any tenant.

         e. Costs of any items for which Landlord receives reimbursement from insurance proceeds or a third party. Insurance proceeds shall be deducted from or offset against Operating Expenses in the year in which they are received, except that any deductible amount permitted under this Lease under any insurance policy shall be included within Operating Expenses.

         f. Costs of Capital improvements to the Building and/or the Project, except as provided for in Lease.

         g. Interest, principal, depreciation, reports, points, fees, and other lender costs and on any mortgage or mortgages, ground lease payments, or other debt instrument encumbering the Building and/or the Project.

         h. Insurance deductibles in excess of commercially reasonable levels for comparable buildings or projects, as well as any recovery sought by Landlord form Tenant with regard to insurance deductibles after the termination of this Lease pursuant to Article 14.

         i. Any bad debt loss, rent loss, or reserves for bad debt or rent loss.

         j. Landlord's costs of electricity and other utilities, items, benefits, and services that are sold or provided to other tenants or occupants but that are not offered or provide to Tenant.

         k. Costs, fees, and compensation paid to Landlord, or to Landlord's subsidiaries or affiliates, for services in or to the Building and/or the Project to the extent that they exceed the charges for comparable services rendered by an unaffiliated third party of comparable skill, competence, stature, and reputation.

         l. Advertising and promotional expenditures primarily directed toward leasing tenant space in the Project and the costs of signs in or on the Building and/or the Project (except the Building and/or Project Directories) identifying any tenant of the Building and/or Project.

         m. Costs incurred because the Building, the Project or common areas of the Building and/or the Project violate any valid, applicable building code, regulation, or law in effect and as interpreted by government authorities before the Effective Date. This exclusion from Operating Expenses shall include fines, penalties, interest, and the costs of repairs, replacements, alterations, or improvements necessary to make the Building, the Project or common areas of the Building and/or the Project comply with applicable past laws in effect and as interpreted by government authorities before the Effective Date, such as sprinkler installation or requirements under the American With Disabilities Act of 1990 (42 U.S.C. ss.ss.12101-12213).

         SECTION 4.4 REVIEW OF OPERATING EXPENSES. Tenant shall have a period of six (6) months following receipt of each Statement, within which to inspect, at Landlord's office during normal business hours, Landlord's books and records concerning Operating Expenses for the preceding calendar year period in question. Such inspection may only be done by a certified public accountant. If Tenant shall not have availed itself of such inspection, Tenant shall be deemed to have accepted as final and determinative the amounts shown on the Statement. If Tenant shall have availed itself of its right to inspect the books and records, and then disputes the accuracy of the information set forth in Landlord's books and records with respect to the Statement, Tenant shall nevertheless continue to pay the amounts as required by the provisions of this
Article 4; provided however, that no later than six (6) months after receipt of the Statement, Tenant must (or its right to contest such charges shall be deemed waived) institute arbitration proceedings against Landlord in an arbitration proceeding governed by the rules of the American Arbitration Association to collect and recover any overpayments made by Tenant resulting from errors in the books and records of Landlord; and provided further, that Tenant shall, within ten (10) days of filing of the complaint, serve Landlord with a copy of the complaint filed in any such proceeding. Tenant shall be precluded from contesting Operating Expenses and Landlord's computations of the amounts payable by Landlord or Tenant pursuant to this Article 4, unless an arbitration complaint is filed and served within such six (6) month period. Should the arbitrator find errors in excess of five percent (5%) of the Statement, then Landlord shall be responsible for all reasonable fees incurred by Tenant with respect to the arbitration proceeding. Should the arbitrator find errors of less than five percent (5%) but more than two percent (2%) of the Statement, then Tenant and Landlord shall each be responsible for one-half (1/2 ) of fees incurred with respect to the arbitration proceeding. Should the arbitrator find errors of two percent (2%) or less of the Statement, then Tenant shall be responsible for all the reasonable fees incurred by Landlord with respect to the arbitration proceeding.

         If Tenant institutes such arbitration procedures, then the arbitrator shall have the power to, and shall inquire into and determine, not only whether or not Tenant was overcharged for any excesses of Operating Expenses over the Allowance, but whether or not Tenant was undercharged for such excesses of Operating Expenses. At the conclusion of the arbitration, the arbitrator shall issue a ruling as to what the excesses of Operating Expenses should have been had Landlord strictly complied with the provisions of this Lease. If Landlord overcharged Tenant for excesses of Operating Expenses, the amount of the overcharge shall be returned to Tenant within thirty (30) days following the conclusion of the arbitration. If the arbitrator determines that Tenant was undercharged for excesses of Operating Expenses, Tenant shall pay the amount of such undercharge to Landlord within thirty (30) days following the issuance of the arbitration ruling.

ARTICLE 5 - SECURITY DEPOSIT.

         In accordance with the provisions of the 05/16/97 Lease, Tenant has deposited with Landlord the sum of Two Thousand Three Hundred Nine and 05/100 Dollars ($2,309.05) ("Deposit"), which the parties hereto agree shall now be held by Landlord as security for the full and faithful performance of Tenant's covenants and obligations under this Lease. The Deposit is not an advance Rental deposit, an advance payment of any other kind, or a measure of Landlord's damages in case of Tenant's default. If Tenant fails to comply with the full and timely performance of any or all of Tenant's covenants and obligations set forth in this Lease, then Landlord may, from time to time, without waiving any other remedy available to Landlord, use the Deposit, or any portion of it, to the extent necessary to cure or remedy such failure or to compensate Landlord for all damages sustained by Landlord resulting from Tenant's failure to comply fully and timely with its obligations pursuant to this Lease. Tenant shall immediately pay to Landlord on demand the amount so applied in order to restore the Deposit to its original amount, and Tenant's failure to immediately do so shall constitute a default under the Lease. If Tenant is in compliance with the covenants and obligations set forth in this Lease at the time of both the expiration or termination of the Lease and Tenant's vacating of the Premises, Landlord shall return the Deposit to Tenant promptly thereafter. Landlord's obligations with respect to the Deposit are those of a debtor and not a trustee. Landlord shall not be required to maintain the Deposit separate and apart from Landlord's general or other funds, and Landlord may commingle the Deposit with any of Landlord's general or other funds. Tenant shall not at any time be entitled to interest on the Deposit.

ARTICLE 6 - USE

         SECTION 6.1 PERMITTED USE. The Premises shall be used only for the purpose described in Section (o) of the Office Lease Summary.

         SECTION 6.2 RESTRICTION ON USE. Tenant shall not do or permit to be done in or about the Property nor bring, keep or permit to be brought or kept therein, anything which is prohibited by the attached Exhibit "D" or by any standard form fire insurance policy or which will in any way increase the existing rate of, or affect, any fire or other insurance upon the Building or its contents, or which will cause a weight load or stress on the floor or any other portion of the Premises in excess of the weight load or stress which the floor or other portion of the Premises is designed to bear. Tenant, at Tenant's sole cost, shall comply with all Laws affecting the Premises, and with the requirements of any Board of Fire Underwriters or other similar body now or hereafter instituted, and shall also comply with any order, directive or certificate of occupancy issued pursuant to any Laws, which affect the condition, use or occupancy of the Premises, including, but not limited to, any requirements of structural changes related to or affected by Tenant's acts, occupancy or use of the Premises. Tenant shall not conduct retail operations from the Premises or use the Premises for any other office purpose which is different from the office operations permitted by Landlord of its other tenants in the Project.

         SECTION 6.3 COMPLIANCE BY OTHER TENANTS. Landlord shall not be liable to Tenant for any other occupant's or tenant's failure to conduct itself in accordance with the provisions of this Article 6, and Tenant shall not be released or excused from the performance of any of its obligations under the Lease in the event of any such failure; provided, however that Landlord shall, at all times, use its reasonable efforts to enforce the provisions of its leases with other tenants.

ARTICLE 7 - ALTERATIONS AND ADDITIONS

         SECTION 7.1 TENANT'S RIGHTS TO MAKE ALTERATIONS. Following the date on which Tenant first occupies the Premises, Tenant, at its sole cost and expense, shall have the right upon receipt of Landlord's consent, to make alterations, additions, or improvements to the Premises if such alterations, additions or improvements are made in accordance with this Article 7, are normal for general office use and the conduct of Tenant's business, do not adversely affect the utility or value of the Premises or the Building for future tenants, do not alter the exterior appearance of the Building, are not of a structural nature, do not require excessive removal expenses and are not otherwise prohibited under the Lease (collectively called "Alterations"). Any Alterations installed by Tenant in the Premises after commencement of this Lease shall be in compliance with all laws and regulations, including without limitation, the rules of the Americans with Disabilities Act and shall be at Tenant's sole cost and expense.

         SECTION 7.2 INSTALLATION OF ALTERATIONS. Any Alterations installed by Tenant during the Term shall be done in strict compliance with all of the following:

         (a) No such work shall proceed without Landlord's prior approval of (i) Tenant's contractor(s); (ii) certificates of insurance from a company or companies approved by Landlord, furnished to Landlord by Tenant's contractor, for combined single limit bodily injury and property damage insurance covering comprehensive general liability and automobile liability, in an amount not less than One Million Dollars ($1,000,000) per occurrence and endorsed to show
Landlord as an additional named insured, and for workers' compensation as required by law, endorsed to show a waiver of subrogation by the insurer to any claims Tenant's contractor may have against Landlord (provided, however, nothing in this Section 7.2 (a) shall release Tenant of its other insurance obligations hereunder); and (iii) detailed plans and specifications for such work;

         (b) All such work shall be done in a first-class workmanlike manner and in conformity with a valid building permit and/or all other permits or licenses when and where required, copies of which shall be furnished to Landlord before the work is commenced, and any work not acceptable to any governmental authority or agency having or exercising jurisdiction over such work, or not reasonably satisfactory to Landlord, shall be promptly replaced and corrected at Tenant's expense. Landlord's approval or consent to any such work shall not impose any liability upon Landlord. No work shall proceed until and unless Landlord has received at least ten (10) days' notice that such work is to commence;

         (c) Tenant shall immediately reimburse Landlord for any reasonable expense incurred by Landlord in reviewing and approving the plans and specifications for such work or by reason of any faulty work done by Tenant or Tenant's contractors, or by reason of delays caused by such work, or by reason of inadequate cleanup;

         (d) Tenant or its contractors will in no event be allowed to make plumbing, mechanical, or electrical improvements to the Premises which adversely affect the Building or any structural modification to the Building without first obtaining Landlord's consent, which Landlord can withhold in its sole and absolute discretion; and

         (e) All work by Tenant shall be scheduled through Landlord and shall be diligently and continuously pursued from the date of its commencement through its completion.

         SECTION 7.3 TENANT IMPROVEMENTS; ALTERATIONS - TREATMENT AT END OF LEASE. All interior improvements defined in Exhibit "C" as "Tenant Improvements" and Alterations (as such term is defined in Section 7.1 herein) made by or for Tenant, whether temporary or permanent in character, made either by Landlord or Tenant, shall be Landlord's property, and shall be surrendered to Landlord in good condition upon expiration of the Term or termination of the Lease without compensation to Tenant; provided however, that at the election of Landlord, exercisable by notice to Tenant at the time of their installation, Tenant shall, at Tenant's sole expense, prior to the expiration of the Term, remove from the Premises all Alterations (or that portion of the Alterations required to be removed by Landlord) and repair all damage to the Premises caused by such removal. All moveable furniture, trade fixtures, and equipment not attached to the Building or the Premises, shall be completely removed by Tenant prior to the expiration of the Term; provided however, that Tenant shall repair all damage caused by such removal prior to the expiration of the Term and provided however, that any furniture, fixtures or equipment not so removed by Tenant shall, at the option of Landlord, automatically become the property of Landlord. Thereafter, Landlord may retain or dispose in any manner of said furniture, fixtures and/or equipment not so removed, without liability to Tenant.

ARTICLE 8 - TENANT'S REPAIRS

         Tenant shall, at Tenant's sole cost and expense, keep the Premises in good condition and repair at all times during the Term. All damage, injury or breakage to any part or portion of the Premises or the Property caused by the willful or negligent act or omission of Tenant or Tenant's agents, contractors, licensees, directors, officers, partners, trustees, visitors or invitees (collectively, "Tenant's Employees") shall be promptly repaired by Tenant, at Tenant's sole cost and expense, to the satisfaction of Landlord; provided, however, that Tenant shall be entitled to receive reimbursement for such expense to the extent that the cost of any such repair is covered by insurance obtained by Landlord as part of Operating Expenses and is related to damage to the Property rather than expenses. Upon forty-eight (48) hours prior written notice from Landlord to Tenant, Landlord may make any repairs which are not made by Tenant within a reasonable amount of time (except in the case of emergency when such repairs can be made immediately), and charge Tenant for the cost of such repairs. Except as otherwise provide in Exhibit "C", Tenant shall be solely responsible for the design and function of all Tenant Improvements and Alterations. Tenant waives all rights to make repairs to the Premises or to the Property at the expense of Landlord, or to deduct the cost of such repairs from any payment owed to Landlord under the Lease.

ARTICLE 9 - LIENS BY TENANT

         Tenant shall at all times keep the Premises, the Building and the Property free from any liens arising out of any work performed or allegedly performed, materials furnished or allegedly furnished or obligations incurred by or for Tenant; provided that, if Tenant desires to contest a lien, Tenant shall, within sixty (60) days after the receipt of notice of the filing of such a lien, cause such lien to be released of record by payment, bond, order of a court of competent jurisdiction, or otherwise. Tenant shall hold Landlord harmless from any reasonable costs or expenses, or liability resulting from such claims, including, without limitation, reasonable attorney's fees. Tenant agrees to indemnify and hold Landlord harmless from and against any and all claims for mechanics', materialmen's or other liens in connection with any Alterations, repairs, or any work performed, materials furnished or obligations incurred by or for Tenant. Landlord reserves the right to enter the Premises for the purpose of posting such notices of non-responsibility as may be permitted by law, or desired by Landlord.

         Notwithstanding the foregoing, Tenant shall have the right at any time to grant a security interest in any goods and property of every type and description owned by Tenant, and installed or kept on the Premises to the extent not installed by Landlord as part of the Landlord Tenant Improvement (defined below). Landlord hereby consents to any such security interest and disclaims any interest of any kind in any goods and property installed or kept on the Premises to the extent not installed by Landlord as part of the Landlord Tenant Improvement, Landlord agrees that it will within ten (10) days after any written request by Tenant confirm the foregoing consent and disclaimer in writing, in a form reasonably acceptable to Landlord.

ARTICLE 10 - LANDLORD'S REPAIRS

         SECTION 10.1 SCOPE OF LANDLORD'S REPAIRS. Landlord shall be responsible, at its sole cost and expense, subject to Tenant's obligation to reimburse, as specifically provided in the Lease, for maintaining, repairing and replacing the structural elements and the public and common areas of the Building as the same may exist from time to time, shall be responsible, at its sole cost and expense, subject to Tenant's obligation to reimburse, as specifically provided in the Lease, for maintaining, repairing and replacing

         Landlord shall promptly commence and diligently pursue the completion of any repairs or replacements required hereunder, but in no event later than five (5) business days after receipt of written notice from Tenant that such repairs or replacements are necessary. If Landlord fails to promptly commence and diligently pursue the completion of any repairs or replacements necessary to protect the Premises or keep the Premises in a neat, clean, safe and orderly condition, Tenant may, after ten (10) business days following the delivery of written notice to Landlord, commence such repairs or replacements, and demand payment therefor by delivering a notice to Landlord, which notice shall contain a description of the work performed and a copy of all invoices and bills related thereto. Landlord shall reimburse Tenant for reasonable costs and expenses of any such necessary repairs or replacements within ten (10) business days after written demand therefor. In the event Landlords obligations to maintain or repair relate to the heating, air conditioning, ventilation, elevator, plumbing, electrical systems, telephone systems and/or utilities services of the Premises, the Building or the Property, Tenant shall further be entitled to such additional remedies as provided in Section 11.3 below.

         SECTION 10.2 LANDLORD'S RIGHT OF ENTRY TO MAKE REPAIRS. Landlord and Landlord's Employees (as defined in Section 13.1 of the Lease) shall have the right to enter the Premises at all reasonable times for the purpose of making any alterations, additions, improvements or repairs to the Premises or the Property as Landlord may deem necessary or desirable, without liability to Tenant, provided, however, that Landlord shall at all times take such actions in such a manner as to minimize to the extent reasonably possible any interference with Tenant's conduct of its business. Landlord shall give at least forty-eight
(48) hours notice to Tenant of Landlord's intent to enter the Premises and effect repairs, except, however in an emergency situation, in which case no prior notice shall be required.

ARTICLE 11 - BUILDING SERVICES

         SECTION 11.1 STANDARD BUILDING SERVICES. Subject to the performance in all material respects by Tenant of all of Tenant's obligations under the Lease, Landlord shall furnish the Premises with the standard building services and utilities as set forth in the attached Exhibit "E."

         SECTION 11.2 ADDITIONAL SERVICES. Tenant agrees to immediately pay on demand all reasonable charges imposed by the Landlord from time to time for all building services and utilities supplied to or used by Tenant in excess of or in addition to those standard building services and utilities which Landlord agrees to provide to Tenant in accordance with Exhibit "E" (said excess and additional building services and utilities are referred to as "Additional Services"). Landlord may at any time cause a switch and/or metering system to be installed at Tenant's expense (which expense Tenant shall pay within ten (10) working days of receipt of an invoice from Landlord covering the installment cost of such switch or metering system) to measure the amount of building services, utilities and/or Additional Services consumed by Tenant or used in the Premises.

         SECTION 11.3 LANDLORD'S RIGHT TO CEASE PROVIDING SERVICES. Landlord reserves the right in in its reasonable discretion to reduce, interrupt or cease service of the heating, air conditioning, ventilation, elevator, plumbing, electrical systems, telephone systems and/or utilities services of the Premises, the Building or the Property, for any or all of the following reasons or causes:

         (a) any accident, emergency, governmental regulation, or Act of God, including, but not limited to, any cause set forth in Article 27 of the Lease; or

         (b) the making of any repairs, additions, alterations or improvements to the Premises or the Property until said repairs, additions, alterations or improvements shall have been completed provided that Landlord shall promptly commence and diligently pursue to completion such actions.

         No such interruption, reduction or cessation of any such building services or utilities shall constitute an eviction or disturbance of Tenant's use or possession of the Premises or Property, or an ejection or eviction of Tenant from the Premises, or a breach by Landlord of any of its obligations, or render Landlord liable for any damages, including but not limited to any damages, compensation or claims arising from any interruption or cessation of Tenant's business, or entitle Tenant to be relieved from any of its obligations under the Lease, or result in any abatement of Rent. In the event of any such interruption, reduction or cessation, Landlord shall promptly commence and use reasonable diligence to restore such service where it is within Landlord's reasonable control to do so. It is understood and agreed that Landlord and Tenant have entered into this Lease on the express understanding and agreement that Landlord shall not have any liability to Tenant whatsoever as a result of Landlord's inability to furnish any of the utilities or services required to be furnished by Landlord hereunder, whether resulting from breakdown, removal from service for maintenance, repairs, or any of the items set forth in Article 27; provided, however, that if such failure or inability is the direct result of Landlord's negligence or willful misconduct or if Landlord is not proceeding diligently to correct such failure or inability, and due to Landlord's negligence, willful misconduct, or failure to proceed diligently to correct such failure or inability, any portion of the Premises is rendered unusable or inaccessible by Tenant for a continuous period of five (5) business days, Tenant shall be entitled to an abatement of the Rent (based on a square foot analysis) with respect to such portion of the Premises for the period beginning on the sixth (6th) business day that such portion of the Premises is unusable or inaccessible and continuing until the use or access of such portion of the Premises is restored to Tenant.

ARTICLE 12 - ASSIGNMENT AND SUBLETTING

         SECTION 12.1 RIGHT TO ASSIGN AND SUBLEASE. This Article 12 is an economic provision, like Rent, and Landlord's right to share in profits, is granted by Tenant to Landlord in consideration of certain other economic concessions granted by Landlord to Tenant. Tenant may voluntarily assign its interest in this Lease or in the Premises, or sublease all or any part of the Premises, or allow any other person or entity to occupy or use all or any part of the Premises, upon first obtaining Landlord's prior consent, which consent shall not be unreasonably withheld, conditioned or delayed, but only if such assignment or sublease does not conflict with or result in a breach of Section
6.1 and if such proposed assignee or sublessee of Tenant's proposed assignment or sublease is not:

         (a) a governmental entity;

         (b) a person with whom Landlord has negotiated with for space in the Building during the twelve (12) month period ending with the date Landlord receives notice of such assignment, encumbrance or subletting; or

         (c) a present Tenant in the Building.

         Any assignment, encumbrance or sublease without Landlord's prior consent shall be voidable, at Landlord's election, and shall constitute a default. No consent to an assignment, encumbrance, or sublease shall constitute a further waiver of the provisions of this Article 12.

         SECTION 12.2 PROCEDURE FOR ASSIGNMENT AND SUBLEASE/ LANDLORD'S RECAPTURE RIGHTS. Tenant shall advise Landlord by notice of (a) Tenant's intent to assign, encumber, or sublease this Lease, (b) the name of the proposed assignee or sublessee, and evidence reasonably satisfactory to Landlord that such proposed assignee or sublessee is comparable in reputation, stature and financial condition to the other tenants then leasing comparable space in the Building, and (c) the terms of the proposed assignment or subletting. Landlord shall, within ten (10) days of the later of receipt of such notice and receipt of any additional information requested by Landlord concerning the proposed assignee's or sublessee's financial responsibility, elect one of the following:

         (i) Consent to such proposed assignment, encumbrance or sublease; or

         (ii) Refuse such consent, which refusal shall be on reasonable grounds.

         SECTION 12.3 CONDITIONS REGARDING CONSENT TO SUBLEASE AND ASSIGNMENT. As a condition for obtaining Landlord's consent to any assignment, encumbrance or sublease, if Landlord so requests, Tenant shall require that the assignee or sublessee remit directly to Landlord on a monthly basis, all Rent due to Tenant by said assignee or sublessee. In the event that Landlord shall consent to an assignment or sublease under the provisions of this Article 12, Tenant shall pay Landlord's reasonable processing costs and attorneys' fees incurred in giving such consent, not to exceed $750.00. Notwithstanding any permitted assignment or subletting, Tenant shall at all times remain directly, primarily and fully responsible and liable for all payments owed by Tenant under the Lease and for compliance with all obligations under the terms, provisions and covenants of the Lease. If for any proposed assignment or sublease, Tenant receives Rent or other consideration, either initially or over the term of the assignment or sublease, in excess of the Rent required by this Lease, or, in the case of the sublease of a portion of the Premises, in excess of such Rent fairly allocable to such portion, after appropriate adjustments to assure that all other payments called for hereunder are taken into account, Tenant shall pay to Landlord as additional Rent, fifty percent (50%) of the excess of each such payment of Rent or other consideration received by Tenant within five (5) days of its receipt or, in the event the sublessee or assignee makes payment directly to the Landlord, Landlord shall retain fifty percent (50%) of such excess.

         SECTION 12.4 AFFILIATED COMPANIES/RESTRUCTURING OF BUSINESS ORGANIZATION. Occupancy of all or part of the Premises by a subsidiary or affiliated companies of Tenant ( a "Permitted Assignee") shall not be deemed an assignment or subletting provided that such subsidiary or affiliated companies were not formed as a subterfuge to avoid the obligation of this Article 12 and Tenant owns more than a fifty-percent (50%) interest if such entity is controlled by Tenant. If Tenant is a corporation, unincorporated association, trust or general or limited partnership, then the sale, assignment, transfer or hypothecation of any shares, partnership interest, or other ownership interest of such entity which from time to time in the aggregate exceeds fifty-percent (50%) of the total outstanding shares, partnership interests or ownership interests of such entity or which effects a change in the management or control of Tenant, or the dissolution, merger, consolidation, or other reorganization of such entity, or the sale, assignment, transfer or hypothecation of more than forty-percent (40%) of the value of the assets of such entity, shall be deemed an assignment subject to the provisions of this Article 12.

         SECTION 12.5 LANDLORD'S RIGHT TO ASSIGN. Landlord shall have the right to sell, encumber, convey, transfer, and/or assign any of its rights and obligations under the Lease.

ARTICLE 13 - INDEMNIFICATION; INSURANCE

         SECTION 13.1 INDEMNIFICATION. Tenant shall at its expense defend, indemnify, and hold Landlord and Landlord's agents, contractors, licensees, employees, directors, officers, partners, trustees and invitees (collectively "Landlord's Employees") harmless from and against any and all claims, arising out of or in connection with Tenant's use of the Premises or the Property, the conduct of Tenant's business, any activity, work or things done, permitted or allowed by Tenant in or about the Premises or the Property, Tenant's or Tenant's Employees' nonobservance or nonperformance of any statute, law, ordinance, rule or regulation, or any negligence or willful act or failure to act of Tenant or Tenant's Employees.

         Landlord shall at its expense defend, indemnify, and hold Tenant and Tenant's agents, contractors, licensees, employees, directors, officers, partners, trustees and invitees (collectively "Tenant's Employees") harmless from and against any and all claims, arising out of or in connection with Landlord's ownership of the Property, the conduct of Landlord's business, any activity, work or things done, permitted or allowed by Landlord in or about the Property, Landlord's or Landlord's Employees' nonobservance or nonperformance of any statute, law, ordinance, rule or regulation, or any negligence or willful act or failure to act of Landlord or Landlord's Employees.

         SECTION 13.2 INSURANCE. Tenant shall have the following insurance obligations:

         (a) LIABILITY INSURANCE. Tenant shall obtain and keep in full force a policy of comprehensive general liability and property damage insurance (including automobile, personal injury, broad form contractual liability and broad form property damage) under which Tenant is named as the insured and Landlord, Landlord's agent and any lessors and mortgagees (whose names shall have been furnished to Tenant) are named as additional insureds and under which the insurer agrees to indemnify and hold the Landlord, its managing agent and all applicable lessors and mortgagees harmless from and against all cost, expense and/or liability resulting from bodily injury or property damage arising out of or relating to Tenant's business operations, conduct, assumed liabilities, or use or occupancy of the Premises. The minimum limits of liability shall be a combined single limit with respect to each occurrence of not less than One Million Dollars ($1,000,000). The policy shall contain a cross liability endorsement and shall be primary coverage for Tenant and Landlord for any liability arising out of Tenant's and Tenant's Employees' use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall provide that it is primary insurance and not "excess over" or contributory with any other valid, existing and applicable insurance in force for or on behalf of Landlord.

         (b) TENANT'S PROPERTY INSURANCE. Tenant at its cost shall maintain on all of its Personal Property and Alterations in, on, or about the Premises, a policy of standard fire and extended coverage insurance, with theft, vandalism and malicious mischief endorsements, to the extent of at least full replacement value without any deduction for depreciation. The proceeds from any such policy shall be used by Tenant for the replacement of such personal property or the restoration of such Alterations. The "full replacement value" of the improvements to be insured under this Article 13 shall be determined by the company issuing the insurance policy at the time the policy is initially obtained.

         (c) WORKER'S COMPENSATION. Tenant shall maintain Worker's Compensation and Employer's Liability insurance as required by law.

         (d) BUSINESS INTERRUPTION. Tenant shall maintain loss of income and business interruption insurance in such amounts as will reimburse Tenant for direct or indirect loss of earnings attributable to all perils commonly insured (except earthquake and flood) against by prudent tenants or attributable to prevention of access to the Premises or to the Building as a result of such perils but in no event in an amount less than the Rent hereunder for six (6) months.

         (e) INSURANCE CRITERIA. All the insurance required under this Lease shall:

                  (i) Be issued by insurance companies authorized to do business in the State of California, with a financial rating of at least an A:IX status as rated in the most recent edition of Best's Insurance Reports;

                  (ii) Contain an endorsement requiring thirty (30) days written notice from the insurance company to both parties and to Landlord's lender before cancellation or change in the coverage, scope, or amount of any policy; and

                  (iii) With respect to property loss or damage by fire or other casualty, a waiver of subrogation must be obtained, as required by
         Section 13.4.

         (f) EVIDENCE OF COVERAGE. A duplicate original policy, or a certificate of the policy with the actual policy attached, together with evidence of payment of premiums, shall be deposited with Landlord on the Commencement Date and on renewal of the policy, not less than twenty (20) days before expiration of the term of the policy.

         Landlord shall obtain and keep in full force a policy of comprehensive general liability and property damage insurance (including automobile, personal injury, broad form contractual liability and broad form property damage) under which Landlord is named as the insured. The minimum limits of liability shall be a combined single limit with respect to each occurrence of not less than One Million Dollars ($1,000,000).

         SECTION 13.3 ASSUMPTION OF RISK. Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to Tenant's Personal Property or injury to persons, in, upon or about the Premises and/or the Property from any cause (except for damage or injury caused by the negligence of Landlord or Landlord's Employees, subcontractors, representatives, agents or invitees) and Tenant hereby waives all such claims against Landlord. Landlord and Landlord's Employees shall not be liable for any damage to any of Tenant's Personal Property entrusted to Landlord or Landlord's Employees, nor for loss or damage to any of Tenant's Personal Property by theft or otherwise, except for loss or damage by or caused by the willful act or negligence of Landlord or Landlord's Employees . Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or in the Building.

         SECTION 13.4 ALLOCATION OF INSURED RISKS AND SUBROGATION. Landlord and Tenant release each other from any claims and demands of whatever nature for damage, loss or injury to the Premises and/or the Building, or to the other's property in, on or about the Premises and the Building, that are caused by or result from risks or perils insured against under any insurance policies required by the Lease to be carried by Landlord and/or Tenant and in force at the time of any such damage, loss or injury. Landlord and Tenant shall cause each insurance policy obtained by them or either of them to provide that the insurance company waives all right of recovery by way of subrogation against either Landlord or Tenant in connection with any damage covered by any policy. Neither Landlord nor Tenant shall be liable to the other for any damage caused by fire or any of the risks insured against under any insurance policy required by the Lease. If an insurance policy cannot be obtained with a waiver of subrogation, or is obtainable only by the payment of an additional premium charge above that charged by insurance companies issuing policies without waiver of subrogation, the party undertaking to obtain the insurance shall notify the other party of this fact. The other party shall have a period of ten (10) days after receiving the notice either to place the insurance with a company that is reasonably satisfactory to the other party and that will carry the insurance with a waiver of subrogation, or to agree to pay the additional premium if such a policy is obtainable at additional cost. If the insurance cannot be obtained or the party in whose favor a waiver of subrogation is desired refuses to pay the additional premium charged, the other party is relieved of the obligation to obtain a waiver of subrogation with respect to the particular insurance involved.

ARTICLE 14 - DAMAGE OR DESTRUCTION

         SECTION 14.1 LOSS COVERED BY INSURANCE. If, at any time prior to the expiration or termination of this Lease, the Premises or the Building or the Property is wholly or partially damaged or destroyed by a casualty, the loss to Landlord from which is fully covered (except for the normal deductible) or would have been fully covered by insurance required to be maintained under the Lease by Landlord or for Landlord's benefit, which casualty renders the Premises totally or partially inaccessible or unusable by Tenant in the ordinary conduct of Tenant's business, then within thirty (30) days of notice to Landlord of such damage or destruction, Landlord shall provide Tenant with notice of its determination of whether the damage or destruction can be repaired within three (3) months following the date of notice to Landlord of such damage or destruction without the payment of overtime or other premium.:

         (a) REPAIRS WHICH CAN BE COMPLETED WITHIN THREE (3) MONTHS. If all such repairs to the Building or Premises can, in Landlord's judgment, be completed within three (3) months following the date of notice to Landlord of such damage or destruction without the payment of overtime or other premium, Landlord shall, at Landlord's expense, promptly commence and diligently pursue to repair the same and this Lease shall remain in full force and effect and a proportionate reduction of Rental shall be allowed Tenant for such portion of the Premises as shall be rendered inaccessible or unusable to Tenant, and which is not used by Tenant, during the period of time that such portion is unusable or inaccessible and not used by Tenant. If such repairs are not completed within the period stated in this Section 14.1 (a), Tenant may, within thirty (30) days following the end of such period (but prior to the completion of such repairs), terminate this Lease subject to the conditions set forth in Section 14.1 (b) hereinbelow.

         (b) REPAIRS WHICH CANNOT BE COMPLETED WITHIN THREE (3) MONTHS. If all such repairs to the Building and Premises cannot, in Landlord's judgment, be completed within three (3) months following the date of notice to Landlord of such damage or destruction without the payment of overtime or other premiums, then either Landlord or Tenant may, by written notice to the other no later than ninety (90) days after the occurrence of such damage or destruction elect to terminate this Lease as of the date of the occurrence of such damage or destruction. Tenant's election to terminate this Lease pursuant to Section 14.1
(a) and this Section 14.1 (b) is also subject to the conditions: (i) that no Event of Default under the Lease (subject to notice and cure periods provided in this Lease) has occurred at any time during the Term; and (ii) that Tenant pay to Landlord concurrently with delivery of the termination notice an amount equal to:

         A. Sixty Thousand and 00/100 Dollars ($60,000) if Tenant elects to terminate during months one (1) through twelve (12) months of the Term;

         B. Forty-Five Thousand and 00/100 Dollars ($45,000) if Tenant elects to terminate during months thirteen (13) and twenty-four (24) of the Term;

         C. Thirty Thousand and 00/100 Dollars ($30,000) if Tenant elects to terminate during months twenty-five (25) through thirty-six (36) of the Term;

         D. Fifteen Thousand and 00/100 Dollars ($15,000) if Tenant elects to terminate during months thirty-seven (37) through fifty-four (54) of the Term.

         If neither Landlord or Tenant elects to terminate this Lease pursuant to the provisions of this Section 14.1 (b) Landlord shall repair such damage or destruction at Landlord's expense, and in such event, this Lease shall continue in full force and effect but the Rental shall be proportionately reduced as hereinabove provided in Section 14.1(a).

         SECTION 14.2 LOSS NOT COVERED BY INSURANCE. If, at any time prior to the expiration or termination of this Lease, the Premises or the Building or the Property is totally or partially damaged or destroyed from a casualty, the loss (except for the deductible) to Landlord from which is not fully covered by insurance require3d under this Lease to be maintained by Landlord or for Landlord's benefit, which damage renders the Premises inaccessible or unusable to Tenant in the ordinary course of its business, Landlord may, at its option, upon written notice to Tenant within thirty (30) days after notice to Landlord of the occurrence of such damage or destruction, elect to repair or restore such damage or destruction, or Landlord may elect to terminate this Lease. Landlord shall provide Tenant with notice of its determination within thirty (30) days after notice to Landlord of the occurrence of such damage or destruction of whether in Landlord's judgment the damage or destruction can be repaired within three (3) months of such damage or destruction without the payment of overtime or other premium. If such damage or destruction can be repaired within three (3) months of such damage without the payment of overtime or other premium, and if Landlord elects to repair or restore such damage or destruction, this Lease shall continue in full force and effect but the Rental shall be proportionately reduced as provided in Section 14.1(a). If Landlord does not elect by notice to Tenant to repair such damage this Lease shall terminate. If the damage is not or cannot, in Landlord's judgment, be completed within three (3) months following the date of notice to Landlord of such damage or destruction, Tenant may terminate this Lease provided Tenant satisfies all of the conditions set forth in Sections 14.1 (a) and/or 14.1 (b) hereinabove.

         SECTION 14.3 DESTRUCTION DURING FINAL YEAR. Notwithstanding anything to the contrary contained in Sections 14.1 or 14.2, if the Premises or the Building or the Property are wholly or partially damaged or destroyed within the final twelve (12) months of the Term of this Lease, and no renewal rights have been exercised prior to such damage or destruction, and if as a result of such damage or destruction Tenant is denied access or use of the Premises for the conduct of its business operations for a period of seven (7) consecutive business days, Landlord or Tenant may, at its option, by giving the other written notice no later than sixty (60) days after the occurrence of such damage or destruction, elect to terminate the Lease.

         SECTION 14.4 DESTRUCTION OF TENANT'S PERSONAL PROPERTY, TENANT IMPROVEMENTS OR PROPERTY OF TENANT'S EMPLOYEES. In the event of any damage to or destruction of the Premises or the Building or the Property, under no circumstances shall Landlord be required to repair any injury, or damage to, or make any repairs to or replacements of, Tenant's Personal Property. However, as part of Operating Expenses, Landlord shall cause to be insured the Tenant Improvements and Alterations which do not consist of Tenant's Personal Property and shall cause such Tenant Improvements and Alterations to be repaired and restored at Landlord's sole expense except that Tenant shall pay for such portion which is covered by the deductible. Landlord shall have no responsibility for any contents placed or kept in or on the Premises or the Building or the Property by Tenant or Tenant's Employees.

         SECTION 14.5 EXCLUSIVE REMEDY. This Article 14 shall be Tenant's sole and exclusive remedy in the event of damage or destruction to the Premises or the Building or the Property, and Tenant, as a material inducement to Landlord's entering into this Lease, irrevocably waives and releases Tenant's rights under California Civil Code Sections 1932(2) and 1933(4). No damages, compensation or claim shall be payable by Landlord for any inconvenience, any interruption or cessation of Tenant's business, or any annoyance, arising from any damage to or destruction of all or any portion of the Premises or the Building or the Property.

ARTICLE 15 - EMINENT DOMAIN

         SECTION 15.1 PERMANENT TAKING - WHEN LEASE CAN BE TERMINATED. If the whole of the Premises, or so much of the Premises as to render the balance unusable by Tenant, shall be taken under the power of eminent domain, the Lease shall automatically terminate as of the date of final judgment in such condemnation, or as of the date possession is taken by the condemning authority, whichever is earlier. A sale by Landlord under threat of condemnation shall constitute a "taking" for the purpose of this Article 15. No award for any partial or entire taking shall be apportioned and Tenant assigns to Landlord any award which may be made in such taking or condemnation, together with all rights of Tenant to such award, including, without limitation, any award or compensation for the value of all or any part of the leasehold estate; provided that nothing contained in this Article 15 shall be deemed to give Landlord any interest in or to require Tenant to assign to Landlord any award made to Tenant for (a) the taking of Tenant's personal property, or (b) interruption of or damage to Tenant's business, or (c) Tenant's unamortized cost of the Tenant Improvements to the extent paid for by Tenant.

         SECTION 15.2 PERMANENT TAKING - WHEN LEASE CANNOT BE TERMINATED. In the event of a partial taking which does not result in a termination of the Lease under Section 15.1, Rental shall be proportionately reduced based on the portion of the Premises rendered unusable, and Landlord shall restore the Premises or the Building to the extent of available condemnation proceeds; provided, however, that if the remaining usable portion of the Premises is, in Tenant's reasonable opinion, insufficient for the conduct of Tenant's business, Tenant may terminate the Lease as of the date of final judgment in such condemnation, or as of the date possession is taken by the condemning authority, whichever is earlier.

         SECTION 15.3 TEMPORARY TAKING. No temporary taking of the Premises or any part of the Premises and/or of Tenant's rights to the Premises under this Lease shall terminate this Lease; however, Rental shall be proportionately reduced based on the portion of the Premises rendered unusable. Any award made to Tenant by reason of such temporary taking shall belong entirely to Tenant.

         SECTION 15.4 EXCLUSIVE REMEDY. This Article 15 shall be Tenant's sole and exclusive remedy in the event of a taking or condemnation. Tenant hereby waives the benefit of California Code of Civil Procedure Section 1265.130.

         SECTION 15.5 RELEASE UPON TERMINATION. Upon termination of the Lease pursuant to this Article 15, Tenant and Landlord hereby agree to release each other from any and all obligations and liabilities with respect to the Lease except such obligations and liabilities which arise or accrue prior to such termination.

ARTICLE 16 - DEFAULTS

         SECTION 16.1 DEFAULT BY TENANT. Each of the following shall be an "Event of Default" by Tenant and a material breach of the Lease:

         (a) The failure by Tenant to make any payment of Rental or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of ten (10) days after written notice thereof from Landlord to Tenant.

         (b) The failure of Tenant to observe or perform in all material respects any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant, other than described in sub-paragraph (a) above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of the Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty (30) day period and thereafter diligently pursues such cure to completion;

         (c) The vacating or abandonment of the Premises by Tenant;

         (d) The making by Tenant of any general assignment for the benefit of creditors;

         (e) The filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or a petition for reorganization or arrangement under any law relating to bankruptcy (unless, in the case of a petition filed against Tenant, the same is dismissed within ninety (90) days);

         (f) The appointment of a trustee or receiver to take possession of all or substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within ninety
(90) days; or

         (g) The attachment, execution or other judicial seizure of all or substantially all of Tenant's assets located at the Premises, or of Tenant's interest in this Lease, where such seizure is not discharged within ninety (90) days.

         SECTION 16.2 DEFAULT BY LANDLORD. Landlord shall not be in default in the performance of any obligation required to be performed under this Lease unless Landlord has failed to perform such obligation within thirty (30) days after the receipt of notice from Tenant specifying in detail Landlord's failure to perform; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for its performance, the Landlord shall not be deemed in default if it shall commence such performance within thirty (30) days and thereafter diligently pursues the same to completion. Tenant shall have no rights as a result of any default by Landlord until Tenant gives thirty (30) days' notice to the then current lender(s) who have a recorded interest pertaining to the Building, specifying the nature of the default. Such person shall then have the right to cure such default, and Landlord shall not be deemed in default if such person cures such default within thirty (30) days after receipt of notice of the default, or within such longer period of time as may reasonably be necessary to cure the default. If Landlord or such person does not cure the default, Tenant may exercise such rights or remedies or shall be provided or permitted by law to recover any damages proximately caused by such default. Notwithstanding anything to the contrary in the Lease, Tenant's remedy for any breach of the Lease by Landlord shall be limited to an action for damages. Tenant agrees that, in the event that it becomes entitled to receive damages from Landlord, Tenant shall not be allowed to recover from Landlord consequential damages or damages in excess of the out-of-pocket expenditures incurred by Tenant as a result of a default by Landlord. In any event, Landlord's liability to Tenant for damages resulting from Landlord's breach of any provision or provisions of the Lease shall not exceed the value of Landlord's equity interest in the Building. Except as expressly provided otherwise in this Lease, Tenant hereby waives and relinquishes any right which Tenant may have to terminate this Lease or withhold any payment owed by Tenant under the Lease, on account of any damage, condemnation, destruction or state of disrepair of the Premises (including, without limiting the generality of the foregoing, those rights under California Civil Code Sections 1932, 1933(4), 1941, 1941.1 and 1942).

ARTICLE 17 - LANDLORD'S REMEDIES AND RIGHTS

         SECTION 17.1 REMEDIES UPON BREACH OF LEASE. On the occurrence of any breach of this Lease by Tenant, Landlord may, at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have:

                  (a) Terminate Tenant's right to possession of the Premises and re-enter the Premises by any lawful means, in which case this Lease shall terminate. In such case Tenant shall immediately surrender possession of the Premises to Landlord; or

                  (b) Maintain Tenant's right to possession of the Premises, in which case this Lease shall continue in effect whether or not Tenant has abandoned the Premises. In such event Landlord shall be entitled to enforce all Landlord's rights and remedies under this Lease, including the right to recover the Rental and additional charges as they become due and Landlord shall have the right to occupy or re-let the whole or any part of the Premises for the account of Tenant; or

                  (c) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state of California; or

                  (d) Landlord's exercise of any right or remedy, whether set forth herein or provided by law, shall not prevent it from exercising any other right or remedy set forth herein or provided by law, and Landlord shall be entitled, to the maximum extent permitted by law, to avail itself of all remedies provided for herein or under applicable law.

         SECTION 17.2 RE-ENTRY. If Landlord re-enters the Premises under the provisions of Article 17.1(b), Landlord shall not be deemed to have terminated this Lease, or the liability of Tenant to pay any Rental or other charges that are due or thereafter accruing, or Tenant's liability for damages under any of the provisions hereof. In the event of any entry or taking possession of the Premises as aforesaid, Landlord shall have in addition to its rights under
Article 17.5, the right, but not the obligation, to remove from the Premises any personal property located therein and to place it in storage at a public warehouse at the expense and risk of Tenant.

         SECTION 17.3 TERMINATION. Notwithstanding any other term or provision hereof to the contrary, this Lease shall terminate on the occurrence of any act which affirms Landlord's intention to terminate this Lease as provided in this
Article 17, including the filing of an unlawful detainer action against Tenant. On such termination, Landlord's damages for default shall include all reasonable costs and fees, including reasonable attorneys' fees, incurred by Landlord in connection with the filing, commencement, pursuing or defending of any action in any bankruptcy court or other court with respect to the Lease, the obtaining of relief from any stay in bankruptcy restraining any action to evict Tenant, or the pursuing of any action with respect to Landlord's right to possession of the Property. All such damages suffered (apart from Rental and other additional charges payable hereunder) shall constitute pecuniary damages which must be reimbursed to Landlord prior to assumption of the Lease by Tenant or any successor to Tenant in any bankruptcy or other proceeding.

         SECTION 17.4 LANDLORD'S DAMAGES. If Landlord elects to terminate this Lease and Tenant's right to possession of the Premises in accordance with the provisions of this Lease, Landlord may recover from Tenant as damages, all of the following:

                  (a) The worth at the time of award of any unpaid Rental and other charges which has been earned at the time of such termination; plus

                  (b) The worth at the time of award of the amount by which the unpaid Rental and other charges which would have been earned after termination until the time of award exceeds the amount of such rental loss Tenant proves Landlord could have reasonably avoided; plus

                  (c) The worth at the time of award of the amount by which the unpaid Rental and other charges which Tenant would have paid for the balance of the Term after the time of award exceeds the amount of such rental loss that Tenant proves Landlord could have reasonably avoided; plus

                  (d) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom including without limitation, any reasonable costs or expenses incurred by Landlord in (i) maintaining or preserving the Premises after such default, (ii) recovering possession of the Premises, including reasonable attorneys' fees therefor, (iii) expenses of reletting the Premises to a new tenant, including necessary renovations or alterations of the Premises, reasonable attorneys' fees incurred, and leasing commissions incurred (provided, however, that such expenses shall be amortized over the lease term of the new tenant and Tenant shall only compensate Landlord for the amortized expenses allocable to the balance of the Term); plus

                  (e) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by the laws of the State of California.

         As used in subparagraphs (a) and (b) above, the "worth at the time of award" is computed by allowing interest on unpaid amounts at the rate of ten percent (10%) per annum. As used in subparagraph (c) above, the "worth at the time of award" is computed by discounting such amount at the discount rate of the Federal Reserve Bank located nearest to the Building in effect at the time of award, plus one percent (1%). For purposes of this Article 17, all additional charges other than Rental, shall, for purposes of calculating any amount due under the provisions of subparagraph (c) above, be computed on the basis of the average monthly amount of additional rent payable by Tenant during the immediately preceding thirty-six (36) month period, except that if it becomes necessary to compute such charges before such thirty-six (36) months of the term hereof has expired, then such additional charges shall be computed on the basis of the average monthly amount of additional charges payable during such shorter period.

         SECTION 17.5 FIXTURES AND PERSONAL PROPERTY. Subject to rights of parties granted security interests in accordance with Section 9 of this Lease, in the event of Tenant's default, all of Tenant's merchandise, furniture, fixtures, equipment and other personal property shall remain on the Premises, and during the period of default Landlord shall have the right, with a proper court order, to take the exclusive possession of such items and to use them free of charge until all defaults are cured, or, at Landlord's option, to require Tenant to forthwith remove such items.

         SECTION 17.6  WAIVER OF REDEMPTION. [Intentionally omitted].

         SECTION 17.7 RIGHT TO PERFORM. If Tenant fails to perform any covenant or condition to be performed by Tenant, Landlord may perform such covenant or condition at its option, after notice to Tenant. All costs incurred by Landlord in so performing shall immediately be reimbursed to Landlord by Tenant, together with interest at the Interest Rate. Any performance by Landlord of Tenant's obligations shall not waive or cure such default. Landlord may perform Tenant's defaulted obligations at Tenant's sole cost and expense without notice in the case of any emergency. All costs and expenses incurred by Landlord, including reasonable attorneys' fees (whether or not legal proceedings are instituted), in collecting Rent or enforcing the obligations of Tenant under the Lease shall be paid by Tenant to Landlord upon demand.

ARTICLE 18 - ATTORNEYS' FEES

         If either Landlord or Tenant commences or engages in, or threatens to commence or engage in, any action or litigation or arbitration against the other party arising out of or in connection with the Lease, the Premises or the Building or the Property, including but not limited to, any action for recovery of any payment owed by either party under the Lease, or to recover possession of the Premises, or for damages for breach of the Lease, the prevailing party shall be entitled to have and recover from the losing party reasonable attorneys' fees and other costs incurred in connection with the action and in preparation for said action.

ARTICLE 19 - SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE

         SECTION 19.1 OBLIGATIONS OF TENANT. The Lease and the rights granted to Tenant by the Lease are and shall be subject and subordinate at all times to (a) all ground or underlying leases affecting all or any part of the Property now or later existing and all amendments, renewals, modifications, supplements and extensions of the leases, and (b) all deeds of trust or mortgages now or later affecting or encumbering all or any part of the Property and/or any ground or underlying leasehold estate; provided however, that if Landlord elects at any time to have Tenant's interest in the Lease be or become superior, senior or prior to any such instrument, then upon receipt by Tenant of written notice of such election, Tenant shall immediately execute all necessary subordination instruments or other documents confirming the subordination of such mortgage, deed of trust, ground or underlying lease to the Lease. In the event that Landlord shall require Tenant to execute subordination instruments or other documents confirming the subordination of such mortgage, deed of trust, ground or underlying lease to the Lease more than twice during the Term, Landlord shall pay Tenant's reasonable processing costs and attorneys' fees incurred in giving such subordination not to exceed $500.00.

         SECTION 19.2 LANDLORD'S RIGHT TO ASSIGN. Landlord's interest in the Lease may be assigned to any mortgagee or trust deed beneficiary as additional security. Nothing in this Lease shall empower Tenant to do any act without Landlord's prior consent which can, shall or may encumber the title of the owner of all or any part of the Property.

         SECTION 19.3 ATTORNMENT BY TENANT. In the event of the cancellation or termination of any or all ground or underlying leases affecting all or any part of the Project in accordance with its terms or by the surrender thereof, whether voluntary, involuntary or by operation of law, or by summary proceedings, or in the event of any foreclosure of any or all mortgages or deeds of trust encumbering all or any part of the Project by trustee's sale, voluntary agreement, deed in lieu of foreclosure, or by the commencement of any judicial action seeking foreclosure, Tenant, at the request of the then Landlord under the Lease, shall attorn to and recognize (a) the ground or underlying lessor, under the ground or underlying lease being terminated or canceled, and (b) the beneficiary or purchaser at the foreclosure sale, as Tenant's landlord under the Lease, and Tenant agrees to execute and deliver at any time upon request of such ground or underlying lessor, beneficiary, purchaser, or their successors, any instrument to further evidence such attornment. Tenant hereby waives its right, if any, to elect to terminate the Lease or to surrender possession of the Premises in the event of any such ground or underlying lease cancellation or termination or mortgage or deed of trust foreclosure.

         SECTION 19.4 NON-DISTURBANCE. Notwithstanding any of the provisions of this Article 19 to the contrary, Tenant shall be allowed to occupy the Premises subject to the conditions of this Lease, and this Lease shall remain in effect until an Event of Default occurs or until Tenant's rights because of an Eminent Domain proceeding pursuant to Article 15 or because of the occurrence of damage and destruction pursuant to Article 14. Landlord shall use commercially reasonable efforts to obtain a non-disturbance agreement from the current lender on the Property. Failure of Landlord to obtain a non-disturbance agreement shall have no effect on the enforceability of this Lease.

         SECTION 19.5  ATTORNEY-IN-FACT. [Intentionally omitted].

ARTICLE 20 - RULES AND REGULATIONS

         Tenant shall faithfully observe and comply with the Building rules and regulations ("Rules"), a copy of which is attached to this Lease as Exhibit "D," and all reasonable modifications and additions to the Rules from time to time put into effect by Landlord, provided, however, that no modifications or additions to the Rules shall interfere with Tenant's permitted use of the Premises as set forth in Section 6.1. Landlord shall not be responsible to Tenant for the nonperformance of any of the Rules by any other occupant or tenant of the Property, but Landlord shall make commercially reasonably efforts to enforce the Rules with regard to other occupants or tenants of the Project..

ARTICLE 21 - HOLDING OVER

         SECTION 21.1 SURRENDER OF POSSESSION. Tenant shall surrender possession of the Premises immediately upon the expiration of the Term or termination of the Lease. If Tenant shall continue to occupy or possess the Premises after such expiration or termination without the consent of the Landlord, then unless Landlord and Tenant have otherwise agreed in writing, Tenant shall be a tenant from month-to-month. All the terms, provisions and conditions of the Lease shall apply to this month-to-month tenancy except those terms, provisions and conditions pertaining to the Term, and except that the Rental shall be immediately adjusted upward upon the expiration or termination of the Lease to equal one hundred twelve and one-half percent (112.5%) of the Rental for the Premises in effect under this Lease during the month which includes the day immediately prior to the date of the expiration or termination of the Lease. This month-to-month tenancy may be terminated by Landlord or Tenant upon thirty
(30) days prior notice to the non-terminating party. In the event that Tenant fails to surrender the Premises upon such termination or expiration, then Tenant shall indemnify and hold Landlord harmless against all loss or liability resulting from or arising out of Tenant's failure to surrender the Premises, including, but not limited to, any amounts required to be paid to any tenant or prospective tenant who was to have occupied the Premises after said termination or expiration and any related reasonable attorneys' fees and brokerage commissions.

         SECTION 21.2 PAYMENT OF MONEY AFTER TERMINATION. No payment of money by Tenant to Landlord after the termination of the Lease by Landlord, or after the giving of any notice of termination to Tenant by Landlord which Landlord is entitled to give Tenant under the Lease, shall reinstate, continue or extend the Term of the Lease or shall affect any such notice given to Tenant prior to the payment of such money, it being agreed that after the service of such notice or the commencement of any suit by Landlord to obtain possession of the Premises, Landlord may receive and collect when due any and all payments owed by Tenant under the Lease, and otherwise exercise its rights and remedies. The making of any such payments by Tenant shall not waive such notice, or in any manner affect any pending suit or judgment obtained.

ARTICLE 22 - INSPECTIONS AND ACCESS

         Upon forty-eight (48) hours prior written notice to Tenant, Landlord may enter the Premises during reasonable business hours for any reasonable purpose. If Tenant shall not be personally present to open and permit an entry into the Premises at any time previously agreed to by Tenant and when due to an emergency such entry by Landlord is necessary or permitted under the Lease, Landlord may enter by means of a master key without liability to Tenant except for any failure to exercise due care for Tenant's Personal Property, and without affecting the Lease.

ARTICLE 23 - NAME OF BUILDING

         Tenant shall not use any name, insignia, or logotype of the Building for any purpose. Tenant may not use any picture of the Building or the Project or the Property in its advertising, stationery or any other manner upon first obtaining Landlord's prior consent, which consent shall not be unreasonably withheld. Landlord expressly reserves the right, in Landlord's sole and absolute discretion, at any time to change the name, insignia or logotype of the Building or the Property without in any manner being liable to Tenant.

ARTICLE 24 - SURRENDER OF LEASE

         The voluntary or other surrender of the Lease by Tenant, or a mutual cancellation of the Lease, shall not work a merger, and shall, at the option of Landlord, terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to it of Tenant's interest in any or all such subleases or subtenancies.

ARTICLE 25 - WAIVER

         The waiver by Landlord or Tenant of any term, covenant, agreement or condition contained in this Lease shall not be deemed to be a waiver of any subsequent breach of the same or of any other term, covenant, agreement, condition or provision of this Lease, nor shall any custom or practice which may develop between the parties in the administration of the Lease be construed to waive or lessen the right of Landlord or Tenant to insist upon the performance by the other in strict accordance with all of the terms, covenants, agreements, conditions, and provisions of the Lease. The subsequent acceptance by Landlord of any payment owed by Tenant to Landlord under the Lease, or the payment of Rent by Tenant, shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant, agreement, condition or provision of the Lease, other than the failure of Tenant to make the specific payment so accepted by Landlord, regardless of Landlord's or Tenant's knowledge of such preceding breach at the time of the making or acceptance of such payment.

ARTICLE 26 - SALE BY LANDLORD

         In the event Landlord shall sell, assign, convey or transfer all or a part of its interest in the Property or any part of the Property, Tenant agrees to attorn to such transferee, assignee or new owner, and upon consummation of such sale, conveyance or transfer, Landlord shall automatically be freed and relieved from all liability and obligations accruing or to be performed from and after the date of such sale, transfer, or conveyance. In the event of such sale, assignment, transfer or conveyance, Landlord shall transfer to such transferee, assignee or new owner of the Property the balance of the Deposit, if any, remaining after lawful deductions and in accordance with California Civil Code
Section 1950.7, after notice to Tenant, and Landlord shall thereupon be relieved of all liability with respect to the Deposit.

ARTICLE 27 - FORCE MAJEURE

         Landlord shall not be chargeable with, liable for, or responsible to Tenant for anything or in any amount for any failure to perform or delay caused by: fire; earthquake; explosion; flood; hurricane; the elements; acts of God or the public enemy; actions, restrictions, limitations or interference of governmental authorities or agents; war; invasion; insurrection; rebellion; riots; strikes or lockouts; inability to obtain necessary materials, goods, equipment, services, utilities or labor; or any other cause whether similar or dissimilar to the foregoing which is beyond the reasonable control of Landlord; and any such failure or delay due to said causes or any of them shall not be deemed a breach of or default in the performance of the Lease by Landlord.

ARTICLE 28 - ESTOPPEL CERTIFICATES

         Tenant shall, at any time and from time to time upon request of Landlord, within ten (10) days following notice of such request from Landlord, execute, acknowledge and deliver to Landlord in recordable form, a certificate ("Estoppel Certificate") in writing in the form of the attached Exhibit "F" or in such other form as Landlord or any of its lenders, prospective purchasers, lien holders or assignees may deem appropriate. Failure by Tenant to deliver the Estoppel Certificate within this ten (10) day period shall be deemed to conclusively establish that this Lease is in full force and effect and has not been modified except as may be represented by Landlord. Tenant's failure to deliver the Estoppel Certificate within this ten (10) day period shall, at the option of Landlord, constitute a default.

ARTICLE 29 - RIGHT TO PERFORMANCE [Intentionally omitted].

ARTICLE 30 - PARKING FACILITIES

         Landlord shall maintain and operate, or cause to be maintained and operated, automobile parking facilities ("Parking Facilities") in, adjacent to or within a reasonable distance from the Building. Tenant's privileges during such time with respect to the Parking Facilities shall be in accordance with the provisions of the attached Exhibit "G."

ARTICLE 31 - SECURITY SERVICES

         SECTION  31.1  LANDLORD'S  OBLIGATION  TO  FURNISH  SECURITY  SERVICES.
Landlord shall furnish security services for the Premises and/or the Building and/or the Property as it deems appropriate in its sole and absolute discretion. In the event Landlord does furnish or contract to furnish any such services, Tenant shall nevertheless have sole responsibility for the protection of itself, Tenant's Employees and all property of Tenant and Tenant's Employees located in, on or about the Premises or the Building or the Property, and the provisions of
Section 13.3 shall nevertheless continue in full force and effect.

         SECTION 31.2 TENANT'S RIGHT TO INSTALL SECURITY SYSTEM. If Tenant wishes to establish or install any automated and/or non-automated security system in, on or about the Premises, Tenant shall first notify Landlord of Tenant's plan for any such system, and Landlord shall have the right to review and approve or disapprove said plan in Landlord's sole and absolute discretion. If Landlord approves any such plan and Tenant establishes or installs any automated and/or non-automated security system in, on or about the Premises, and should such system adversely affect the Premises or the Property or the desirability of the Premises or Property as office space, or as an office building, or have an adverse effect on other tenants respectively, Landlord shall subsequently have the right to review Tenant's security system from time to time and request Tenant to make such changes in personnel and/or equipment. Tenant shall make said requested changes immediately thereafter.

ARTICLE 32 - NOTICES

         All notices, requests, consents, approvals, payments in connection with the Lease, or communications that either party desires or is required or permitted to give or make to the other party under the Lease shall only be deemed to have been given, made and delivered, when made or given in writing and personally served, or deposited in the United States mail, certified or registered mail, postage prepaid, or deposited with and sent by overnight courier and addressed to the parties as provided for in Sections (p) and (q) of the Office Lease Summary or to such other address or addresses as either Landlord or Tenant may from time to time designate to the other by written notice in accordance herewith.

ARTICLE 33 - HAZARDOUS WASTE

         Tenant shall not cause or permit any Hazardous Material (as defined below) to be brought, kept or used in or about the Project by Tenant or Tenant's Employees except for those office products normally used in conjunction with the permitted use of the Premises. Tenant indemnifies Landlord from and against any breach by Tenant of the obligations stated in the preceding sentence, and agrees to defend and hold Landlord harmless from and against any and all claims, judgments, damages, penalties, fines, costs, liabilities, or losses (including, without limitation, diminution in value of the Project, damages for the loss or restriction or use of rentable or usable space or of any amenity of the Project, and sums paid in settlement of claims and attorneys' fees) which arise during or after the term of this Lease as a result of such breach. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal, or restoration work required by any federal, state, or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Project. Without limiting the foregoing, if the presence of any Hazardous Material on the Project caused or permitted by Tenant results in any contamination of the Project, Tenant shall promptly take all actions at its sole expense as are necessary to return the Project to the condition existing prior to the introduction of any such Hazardous Material.

         Landlord shall not cause or permit any Hazardous Material (as defined below) to be brought, kept or used in or about the Project by Landlord or Landlord's Employees, except for those products normally used in conjunction with the operation of the Project. Landlord indemnifies Tenant from and against any breach by Landlord of the obligations stated in the preceding sentence, and agrees to defend and hold Tenant harmless from and against any and all claims, judgments, damages, penalties, fines, cots liabilities, or losses (including, without limitation, damages for the loss or restriction or use of rentable or usable space or of any amenity of the Premises, and sums paid in settlement of claims and reasonable attorneys' fees) which arise during the term of this Lease as a result of such breach. This indemnification of Tenant by Landlord includes, without limitation, reasonable costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal, or restoration work required by any Federal, State or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Premises. Without limiting the foregoing, if the presence of any Hazardous Material on or in the Premises caused or permitted by Landlord results in any contamination of the Premises, Landlord shall promptly take all actions at its sole cost and expense as are necessary or advisable to return the Premises to the condition existing prior to the introduction of any such Hazardous Material.

         Landlord and Tenant acknowledge that Landlord may become legally liable for the costs of complying with all laws relating to Hazardous Material which are not the responsibility of Landlord or the responsibility of Tenant, including the following: (i) Hazardous Material present in the soil or ground water on the Project of which Landlord has no knowledge as of the Commencement Date of this Lease; (ii) a change in Laws which relate to Hazardous Material which make that Hazardous Material which is present on the Property as of the Commencement Date of this Lease, whether known or unknown to Landlord, a violation of such new Laws; (iii) Hazardous Material that migrates, flows, percolates, diffuses, or in any way moves on, to, or under the Project after the effective date of this Lease; or Hazardous Material present on or under the Project as a result of any discharge, dumping or spilling (whether accidental or otherwise) on the Project by other lessees of the Project or their agents, employees, contractors, or invitees, or by others. Accordingly, Landlord and Tenant agree that the cost of complying with Laws relating to Hazardous Material on the Project for which Landlord is legally liable and which are paid or incurred by Landlord shall be an Operating Expense (in an amount not to exceed Two Hundred Fifty Thousand Dollars ($250,000), and Tenant shall pay Tenant's Pro Rata Share thereof, unless the cost of such compliance, as between Landlord and Tenant, is made the responsibility of Tenant as set forth above. To the extent any such Operating Expense relating to Hazardous Material is subsequently recovered or reimbursed through insurance, or recovery from responsible third parties, or other action, Tenant shall be entitled to a proportionate reimbursement to the extent it has paid its share of such Operating Expense to which such recovery or reimbursement relates.

         Landlord and Tenant acknowledge that the Building contains asbestos containing materials (found in fireproofing materials) located on (and contained to) the horizontal beams of the Building. Except as otherwise provided herein, Tenant shall not become legally liable for the costs of complying with all laws relating to Hazardous Material which are not placed in or about the Project by Tenant or Tenant's Employees.

         As used herein, the term "Hazardous Material" means any hazardous or toxic substance, material, or waste which is or becomes regulated by any local governmental authority, the State of California or the United States Government.

ARTICLE 34 - MISCELLANEOUS

         SECTION 34.1 AUTHORIZATION TO SIGN LEASE. The individual executing the Lease on behalf of Tenant represents and warrants that he is duly authorized to execute and deliver the Lease on behalf of Tenant.

         SECTION 34.2 ENTIRE AGREEMENT. The Lease contains the entire agreement between the parties respecting the Premises and all other matters covered or mentioned in the Lease. The Lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

         SECTION 34.3 CONSTRUCTION/SEPARABILITY. The Language in all parts of this Lease shall in all cases be construed as a whole and in accordance with its fair meaning. The parties hereto acknowledge and agree that each has been given the opportunity to independently review this Lease with legal counsel, and/or has the requisite experience and sophistication to understand, interpret and agree to the particular language of the provisions hereof. Accordingly, in the event of an ambiguity in or dispute regarding the interpretation of this Lease, this Lease shall not be interpreted or construed against the party preparing it. If any term or provision of this Lease, the deletion of which would not adversely affect the receipt of any material benefit by either party hereunder, shall be held by a court of competent jurisdiction to be invalid or unenforceable, the remainder of this Lease shall not be affected thereby and each other term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law. It is the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added as a part of this Lease an enforceable clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provisions as may be possible.

         SECTION  34.4  COVENANTS  AND  CONDITIONS.   All  provisions,   whether
covenants or conditions, on the part of Tenant or Tenant shall be deemed to be both covenants and conditions.

         SECTION 34.5 GENDER AND HEADINGS. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular and, when appropriate, shall refer to action taken by or on behalf of the Landlord or Tenant by their respective employees, agents, or authorized representatives. If there be more than one individual comprising Tenant, the obligations hereunder imposed upon such individuals shall be joint and several. The paragraph headings of the Lease are not a part of the Lease and shall have no effect upon the construction or interpretation of any part hereof.

         SECTION 34.6 EXHIBITS. Exhibits "A," "B," "C," "D," "E," "F," "G," and "H" attached to the Lease, are hereby incorporated by this reference and made a part of the Lease.

         SECTION 34.7 MODIFICATION FOR LENDER. Upon Landlord's request, Tenant agrees to modify this Lease to meet the requirements of any or all lenders or ground lessors selected by Landlord who request such modification as a condition precedent to providing any loan or financing or to entering into any ground lease affecting or encumbering the Property or any part thereof; provided that such modification does not (a) increase Rental, or (b) alter the Term, or (c) materially adversely affect Tenant's rights under this Lease.

         SECTION 34.8 NO RECORDATION. Landlord and Tenant agree that in no event and under no circumstances shall the Lease be recorded by Tenant.

         SECTION 34.9 CUMULATIVE REMEDIES. No right, remedy or election provided, allowed or given by any provision of the Lease shall be deemed exclusive unless so indicated, but shall, whenever possible, be cumulative with all other rights or remedies in law or equity.

         SECTION 34.10 CONFIDENTIALITY. Tenant agrees to use commercially reasonable to keep such terms, covenants, obligations and conditions confidential and not to disclose such matters to any other landlord, tenant, prospective tenant, or broker. Provided, however, Tenant may provide a copy of this Lease to a non-party solely in conjunction with anf governmental filing requirements and Tenant's effort to secure an assignee or sublessee for the Premises.

         SECTION 34.11 WAIVER OF TRIAL BY JURY. The respective parties hereto shall and they hereby do waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, or any claim of injury or damage, or the enforcement of any remedy under any statute, emergency or otherwise.

         SECTION 34.12 SUCCESSORS AND ASSIGNS. Subject to the provisions of Articles 12 and 26, and except as otherwise provided to the contrary in this Lease, the terms, conditions and agreements of this Lease shall apply to and bind the heirs, successors, legal representatives and permitted assigns of the parties hereto.

          SECTION 34.13 GOVERNING LAW/VENUE. The Lease shall be governed by and construed pursuant to the laws of the State of California. Landlord and Tenant each hereby irrevocably consent to the jurisdiction of the courts of the State of California for all purposes in connection with any action or proceeding which arises out of or is related to this Lease and agree that any action instituted under this Lease shall be brought only in the state courts of the State of California.

         SECTION 34.14 BROKERS. Landlord and Tenant each represent and warrant to the other that all negotiations with respect to the Lease (including, without limitation, preliminary consideration of the Premises, relevant economics and final Lease provisions) were accomplished without the aid, intervention or employment of any broker or finders of any kind, other than the brokers listed at Section (r) of the Office Lease Summary. The party whose name precedes such broker shall pay all fees, costs and expenses of any kind to such brokers, and the other party shall not be liable for any fees, costs, or other expense associated with the employment of any of such brokers, and Landlord and Tenant shall hold the other harmless from and against any and all claims arising out of or in connection with any claims made by any person (other than the broker(s) listed at Section (r) of the Office Lease Summary) claiming to be a broker or finder with regard to the Lease including, without limitation, claims for commissions and all costs of enforcing this indemnity (including, but not limited to attorneys' fees and costs.)

         SECTION  34.15   DELIVERY  OF  FINANCIAL   STATEMENTS.   [Intentionally
omitted.]

         SECTION 34.16 DELIVERY OF STATEMENT REGARDING LAWSUITS. [Intentionally omitted.]

         SECTION 34.17 CONSENT. Whenever Landlord's or Tenant's consent, approval, acceptance or satisfaction is required under any provision of this Lease, such consent, approval, acceptance or satisfaction shall not be unreasonably withheld, conditioned or delayed by either party, unless such provision expressly so provides otherwise.

ARTICLE 35 - REPRESENTATIONS AND WARRANTIES OF LANDLORD

         Landlord hereby represents, warrants, covenants and agrees that: (a) Landlord has full power and authority to execute this Lease and perform its obligations hereunder; (b) Landlord owns legal and beneficial title to the Project; (c) no notices of violation of law or municipal ordinances or of Federal, State, County or Municipal or other regulations, orders or requirements relating to the Project have been received by Landlord, and Landlord has no reason to believe that any such notice may or will be entered or issued which may have a material adverse effect on Landlord, the Project, the Premises or Tenant's proposed use thereof; (d) there is no pending litigation or labor dispute against Landlord or the Project which may have a material adverse effect on Landlord, the Project, the Premises or Tenant's proposed use thereof; and (e) there are no other leases, licenses, or any other agreements that material adversely affect the Premises or the Project between Landlord and any third parties except as otherwise disclosed to Tenant in this Lease. Landlord hereby further represents, warrants, covenants and agrees that to the best of Landlord's actual knowledge without investigation; (f) to the best of Landlord's actual knowledge, there does not exist any condition on the Premises which would give rise to any claim or proceeding that there exists a violation of any law, rule, regulation and order of all Federal, State and local government or agency applicable to the Premises; (g) the Project and any and all existing and proposed uses of the Project and/or the Premises do not violate any applicable deed restrictions or other covenants, restrictions or agreements, site plan approvals, zoning or subdivision regulations or any redevelopment plans as applicable to the Project as modified by any duly issued variances or any requirements thereof; and (h) no consent, approval, order, authorization or filing with any governmental or administrative agency shall be required on the part of Landlord as a condition to the effectiveness of the transactions provided for under the Lease.

         IN WITNESS WHEREOF, the parties have executed the Lease as of the date first set forth above, acknowledged that each party has carefully read each and every provision of the Lease, that each party has freely entered into the Lease of its own free will and volition, and that the terms, conditions and provisions of the Lease are commercially reasonable as of the day and year first above written.


                             "Tenant"

                             Brilliant Digital Entertainment, a Delaware corporation


                             By: /S/ TYLER TARR
                                 -------------------------------
                                 Tyler Tarr
                                 Its:  Chief Financial Officer

                             Date executed:  __________________
                             Place executed:  _________________


                             "Landlord"

                             Topanga & Victory Partners LP, a California limited partnership

                             By: Toibb II Corporation, a California
                                 corporation, its general partner


                             By:  /S/ DON KINDER
                                  ------------------------------
                                  Don Kinder
                                  Its: Executive Vice-President

                             Date executed: ________________
                             Place executed: _______________

                                   EXHIBIT "A"

                                    PREMISES

                                   EXHIBIT "B"

                           NOTICE OF LEASE TERM DATES

To:

Date:

Re: Lease dated September 21, 2003 between Topanga & Victory Partners LP, a California limited partnership ("Landlord") and Brilliant Digital Entertainment, a Delaware corporation ("Tenant") concerning Suite 520, located at 6355 Topanga Canyon Boulevard, Woodland Hills, California 91367.

-------------:

         In accordance with the Lease, we wish to advise and/or confirm as follows:

         That the Premises have been accepted herewith by the Tenant as being substantially complete in accordance with the Lease, and that there is no deficiency in construction.

         That the Tenant has possession of the Premises and acknowledges that under the provisions of the Lease, the term of said Lease commenced as of __________________ for a term of _________ years, ending on
         __________________.

         That in  accordance  with the  Lease,  Rental  commenced  to  accrue on
         __________________.

         If the Commencement Date of the Lease is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter shall be for the full amount of the monthly installment of Rental as provided for in said Lease.

         Rental is due and payable in advance on the first day of each and every month during the term of said Lease. Your rent checks should be made payable to Topanga & Victory Partners LP at 6335 Topanga Canyon Boulevard, Suite 230, Woodland Hills, California 91367.


                                       Topanga & Victory Partners, L.P., a
                                       California limited partnership

                                       By:    Toibb II Corporation, a California
                                              corporation, its general partner


                                              By:  __________________________
                                                           Don Kinder
                                              Its:   Executive Vice-President

                                              Date:    ________________________
                                                          (Landlord)


AGREED AND ACCEPTED:

Brilliant Digital Entertainment, a Delaware corporation


By:      _______________________
         Tyler Tarr
Its:     Chief Financial Officer

Date:    _______________________
         (Tenant)

                                   EXHIBIT "C"

                                  BUILD TO SUIT
                             CONSTRUCTION AGREEMENT

         This Construction Agreement ("Agreement") is being entered into as of ___________ __, 2003, between Topanga & Victory Partners LP, a California limited partnership ("Landlord") and Brilliant Digital Entertainment, a Delaware corporation ("Tenant"), in connection with the execution of the Lease between Landlord and Tenant dated September 21, 2003 ("Lease"), who hereby agree as follows:

         1.       GENERAL:

         (a) The purpose of this Agreement is to set forth how the interior improvements in the Premises ("Tenant Improvements") are to be constructed, who will do the construction of the Tenant Improvements, who will pay for the construction of the Tenant Improvements, and the time schedule for completion of the construction of the Tenant Improvements.

         (b) Except as defined in this Agreement to the contrary, all terms utilized in this Agreement shall have the same meaning as the defined terms in the Lease.

         (c) The provisions of the Lease, except where clearly inconsistent or inapplicable to this Agreement, are incorporated into this Agreement.

         2. COMMENCEMENT DATE: The Commencement Date shall be determined in accordance with Article 2 of the Lease.

         3. SPACE PLAN: A space plan and/or working drawing, including a document entitled `scope of work" (collectively, "Plans") which shall reflect a build-out in accordance with the provisions of the Landlord's Standard Work Letter attached hereto as Schedule "1", has been prepared by Landlord, approved by Tenant and is attached hereto as Schedule "2".

         4. DELIVERY OF PREMISES TO TENANT AND CONDITION OF PREMISES UPON EXECUTION OF THE LEASE: Except for the Tenant Improvements to be constructed pursuant to this Agreement, Tenant accepts the Premises in its "As Is" condition and acknowledges that it has had an opportunity to inspect the Premises prior to signing the Lease and finds it in satisfactory condition.

         5. CONSTRUCTION SCHEDULE AND PROCEDURES: Landlord shall arrange for the construction of the Tenant Improvements in accordance with the following schedule:

         (a) The Plans shall be submitted to a general contractor ("Contractor") selected by Landlord (which contractor may be Toibb Enterprises, a California corporation, the current property manager of the Project and an affiliate of Landlord). Landlord shall instruct the contractor to build the Tenant Improvements, in accordance with the Plans, as soon as reasonably possible at Landlord's sole cost, except as provided in Section 6, below.

         (b) Tenant agrees and understands that Landlord shall not be the guarantor of, nor responsible for, the correctness or accuracy of any such Plans or compliance of such Plans with applicable laws.

         6. CONSTRUCTION: Landlord, as soon as this Agreement is executed, shall make arrangements to construct, as soon as reasonably possible, consistent with industry custom and practice and using standard building materials, the Tenant Improvements indicated on the Plans. Except as otherwise provided herein and only during the initial Term, Landlord will pay for the cost of the construction of the Tenant Improvements indicated on the Plans ("Total Cost"). If the Total Cost of the Tenant Improvements is less than the amount shown on (or contemplated by) the Plans, the difference shall be retained by Landlord. In the event that Tenant requests any changes to such Plans, Landlord shall not unreasonably withhold its consent to any such changes, provided the changes do not adversely affect the Building's structure, systems, equipment, security system or appearance, but if such changes increase the Total Cost of the Tenant Improvements shown on the Plans, Tenant shall pay such increased costs to Landlord at such time as the request is approved by Landlord. The costs charged by Landlord to Tenant caused by Tenant's requesting changes to the Tenant
Improvements shall be the amount of money Landlord has to pay to cause the Tenant Improvements, as reflected by revised Plans, to be constructed above the costs that Landlord would have had to pay to cause the Tenant Improvements to be constructed if no changes had been made to the Plans ("Differential"), plus an amount equal to ten percent (10%) of the costs to compensate Landlord for its time and efforts in connection with such changes. If such changes delay Landlord's completion of the work shown on the Plans, then such delay shall constitute Tenant Delays. Any other actions of Tenant, or inaction by Tenant, which delays Landlord in completing the Tenant Improvements shown on such Plans shall also constitute Tenant Delays. Whenever possible and practical, Landlord will utilize, for the construction of the Tenant Improvements, the items and materials designated in the Plans. However, whenever Landlord determines in its judgment that it is not practical or efficient to use such materials, Landlord shall have the right, upon receipt of Tenant's consent, which consent shall not be unreasonably withheld or delayed to substitute comparable items and materials. If Tenant refuses to grant such consent, and Landlord is delayed in causing the Tenant Improvements to be substantially complete because of Tenant's failure to permit the substitution of comparable items and materials, such delay shall constitute Tenant Delays.

         7. READY FOR OCCUPANCY: The term "Ready For Occupancy" means that Landlord has completed the Tenant Improvements and other work that it is obligated to perform pursuant to this Agreement, and that this work shall be deemed complete, notwithstanding the fact that minor details of construction, mechanical adjustments or decorations which do not materially interfere with Tenant's use of the Premises remain to be performed (items normally referred to as "Punch-List" items). The Premises shall be deemed Ready For Occupancy even though Tenant's furniture, telephones, telexes, telecopiers, photocopy machines, computers and other business machines or equipment have not been installed, the purchase and installation of which shall be Tenant's sole responsibility. Landlord shall cause the Punch-List items to be corrected as soon as reasonably possible and practical.


         Executed in Los Angeles, California, on the ______ day of ___________, 2003.

Landlord:                                      Tenant:

Topanga & Victory Partners LP, a               Brilliant Digital Entertainment,
California limited partnership                 a Delaware corporation

By:  Toibb II Corporation, a California
     corporation, its general partner          By:      ________________________
                                                        Tyler Tarr
                                               Its:     Chief Financial Officer
     By:  __________________________
             Don Kinder
     Its:   Executive Vice-President

                                   EXHIBIT "D"

                              RULES AND REGULATIONS


         1. The sidewalks, entrances, exits, passages, parking areas, courts, elevators, vestibules, stairways, corridors, terraces, lobbies or halls shall not be obstructed or used for any purpose other than ingress and egress. The halls, passages, entrances, exits, elevators and stairways are not for the use of the general public, and Landlord shall retain the right to control and prevent access thereto of all persons whose presence, in the judgment of Landlord, is deemed to be prejudicial to the safety, character, reputation and interests of the Building and its tenants. No Tenant or Tenant's employee shall go on the roof of the Building.

         2. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window of the Premises other than Landlord's standard window covering without Landlord's prior consent which consent may be withheld in its sole and subjective discretion. All electric ceiling fixtures hung in offices or spaces along the perimeter of the Building must be fluorescent, and of a quality, type, design and bulb color approved by Landlord in its sole and subjective discretion. Neither the interior nor exterior of any windows shall be coated or otherwise sun screened without the consent of Landlord which consent may be withheld in its sole and subjective discretion.

         3. No signs, picture, placard, advertisement, notice, lettering, direction or handbill shall be exhibited, distributed, painted, installed, displayed, inscribed, placed or affirmed by any Tenant on any part of the exterior of Premises or the interior of the Premises which is visible from the exterior of the Premises, the Building or the Property without the prior consent of Landlord which consent may be withheld in its sole and subjective discretion. In the event of the violation of the foregoing by any Tenant, Landlord may remove same without any liability, and may charge the expense incurred in such removal to the Tenant violating this rule. Interior signs on doors shall be inscribed, painted or affixed for each Tenant by the Landlord at Tenant's expense, and shall be of a size, color and style acceptable to the Landlord. Nothing may be placed on the exterior of corridor walls or corridor doors other than Landlord's building standard sign on the corridor door, applied and installed by Landlord.

         4. The Building directory will be provided exclusively for the display of the name and location of tenants of the Building and Landlord reserves the right to exclude any other names therefrom. Landlord shall provide tenant with standard building signage on or next to Tenant's main entrance door to the Premises. The Tenant's name and any name(s) of Tenant's principal employees which Tenant shall desire to have placed on the Building directory shall be paid for by the Tenant.

         5. Tenant shall not drill into, or in any way deface any part of the Premises. No boring, cutting or stringing of wires or laying of linoleum or other similar floor coverings shall be permitted, except with the prior consent of the Landlord which consent may be withheld in its sole and subjective discretion.

         6. No vehicles or animals of any kind shall be brought into or kept in or about the Premises or the Building and no cooking shall be done or permitted by Tenant on the Premises, except that the preparation of coffee, tea, hot chocolate and similar items and items prepared in a microwave oven for Tenant and Tenant's employees shall be permitted; provided, however, that the power required shall not exceed that amount which can be provided by a 30-amp circuit. No Tenant shall cause or permit any unusual or objectionable odors to be produced or to permeate the Premises or the Building.

         7. The Premises shall not be used for manufacturing or for the storage of merchandise except as such storage may be incidental to the use of the Premises for general office purposes. No Tenant shall occupy or permit any portion of the Premises to be occupied as an office for a public stenographer or typist or for the manufacture or sale of liquor, narcotics, or tobacco in any form, or as a barber or manicure shop, or as an employment bureau, or as a travel agency, without the consent of Landlord, which consent may be withheld in its sole and subjective discretion. No Tenant shall sell or permit the sale of newspapers, magazines, periodicals, theater tickets or any other goods or merchandise in or on the Premises. No Tenant shall engage or pay any employees on the Premises except those actually working for such Tenant on the Premises nor shall any Tenant advertise for laborers giving an address at the Premises. The Premises shall not be used for lodging or sleeping or for any immoral or illegal purposes.

         8. No Tenant shall make, or permit to be made, any unseemly noises which disturb other occupants of the Building, whether by the use of any musical instrument, radio, television, phonograph, screening room, or in any other way. No Tenant shall use, keep or permit to be used any foul or noxious gas or substance in, on or about the Premises.

         9. No Tenant nor any of Tenant's employees shall at any time bring or keep within the Premises or the Building any flammable, combustible or explosive fluid, chemical substance, or material. Electric space heaters shall not be used at any time by Tenant.

         10. No new or additional locks or bolts of any kind shall be placed upon any of the doors by Tenant, nor shall any changes be made in existing locks or the mechanism thereof without the consent of Landlord which consent may be withheld in its sole and subjective discretion. If Landlord consents to such a lock change, Tenant must furnish Landlord with a key. Tenant must, upon the termination of its tenancy, give, return, and restore to Landlord all keys of stores, offices, vaults, and toilet rooms, either furnished to, or otherwise procured by Tenant, and in the event at any time of any loss of keys so furnished, Tenant shall pay to Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such changes.

         11. Furniture, freight, packages, equipment, safes, bulky matter or supplies of any description shall be moved in or out of the Building only after the Building Manager has been furnished with prior notice and given his/her approval and only during such hours and in such manner as may be prescribed by the Landlord from time to time. The scheduling and manner of all Tenant move-ins and move-outs shall be subject to the sole discretion and approval of Landlord, and said move-ins and move-outs shall only take place after 6:00 P.M. on weekdays, on weekends, or at such other times as Landlord may designate. Landlord shall have the right to approve or disapprove the movers or moving company employed by Tenant, and Tenant shall cause said movers to use only the loading facilities and elevators designated by Landlord. In the event Tenant's movers damage the elevator or any other part of the Property, Tenant shall immediately pay to Landlord the amount required to repair said damage. The moving of safes or other fixtures or bulky or heavy matter of any kind must be done under the Building Manager's supervision, and the person employed by any Tenant for such work must be acceptable to Landlord, but such persons shall not be deemed to be agents or servants of the Building Manager or Landlord, and Tenant shall be responsible for all acts of such persons. The Landlord reserves the right to inspect all safes, freight or other bulky or heavy articles to be brought into the Building and to exclude from the Building all safes, freight or other bulky or heavy articles which violate any of these Rules or the Lease of which these Rules are a part. The Landlord reserves the right to determine the location and position of all safes, freight, furniture or bulky or heavy matter brought onto the Premises, which must be placed upon supports approved by Landlord to distribute the weight.

         12. No furniture shall be placed in front of the Building, or in any lobby or corridor or balcony, without the prior written consent of Landlord. Landlord shall have the right to remove all non-permitted furniture, without notice to Tenant, and at the expense of Tenant.

         13. No Tenant shall purchase water, ice, towel, janitorial or maintenance, or other like services, from any person or persons not approved in writing by the Landlord. No Tenant shall obtain or purchase food or beverages on the Property from any vendor or supplier except at hours and under regulations fixed by Landlord.

         14. Landlord shall have the right to prohibit any advertising by any Tenant which, in Landlord's opinion, tends to impair the reputation of the Building or its desirability as an office building and, upon written notice from Landlord, Tenant shall immediately refrain from or discontinue such advertising.

         15. Landlord reserves the right to exclude from the Building between the hours of 6:00 p.m. and 7:00 a.m., Monday through Friday, and at all hours on Saturday, Sunday, state and federal holidays, all persons who are not authorized by Tenant. Such authorization shall be in accordance with procedures established by Landlord in its sole and subjective discretion. Each Tenant shall be responsible for all persons for whom it causes to be present in the Building and shall be liable to Landlord for all acts of such persons. In the case of invasion, riot, act of God, or other circumstance rendering such action advisable in Landlord's opinion, Landlord reserves the right to prevent access of all persons, including Tenant, to the Building during the continuance of the same by such actions as Landlord may deem appropriate, including the closing and locking of doors.

         16. Any persons employed by Tenant to do any work in or about the Premises shall, while in the Building and outside of the Premises, be subject to and under the control and direction of the superintendent of the Building (but shall not be deemed to be an agent or servant of said superintendent or of the Landlord), and Tenant shall be responsible for all acts of such persons.

         17. All doors opening onto public corridors shall be kept closed, except when in use for ingress and egress. All doors leading to equipment and utility rooms shall be kept closed.

         18. Canvassing and soliciting and peddling in the Building, except as expressly permitted herein, are prohibited and each Tenant shall cooperate to prevent the same.

         19. All office equipment of any electrical nature shall be placed by Tenant in the Premises in settings and locations approved by Landlord, to absorb or prevent any vibration, noise and annoyance.

         20. No air conditioning unit or other similar apparatus shall be installed or used by Tenant without the consent of Landlord which consent may be withheld in its sole and subjective discretion.

         21. Tenant shall faithfully observe and comply with the terms of any and all covenants, conditions and restrictions recorded against the Property.

         22. Restrooms and other water fixtures shall not be used for any purpose other than that which the same are intended, and any damage resulting to the same from misuse on the part of Tenant or Tenant's employees shall be paid for by Tenant. Each Tenant shall be responsible for causing all water faucets, water apparatus and utilities to be shut off before Tenant or Tenant's employees leave the Premises each day and Tenant shall be liable for any waste or damage sustained by other tenants or occupants of the Building or Landlord as a result of Tenant's failure to perform said duty.

         23. The Building and the Premises may be equipped with an electronic access control device and Tenant shall give Landlord the sum of Ten Dollars ($10.00) for each identification key or card issued to Tenant as a deposit against the return of the identification key or card to Landlord. There shall be a replacement charge to Tenant, or person designated by Tenant, of Twenty-Five Dollars ($25.00) for loss of each identification key or card. The amount of the deposit and/or the replacement charge for each identification key or card shall be subject, from time to time, to an adjustment by Landlord at its discretion.

         24. For all purposes of this Exhibit "D," the term "Tenant" shall be defined to include and encompass Tenant's employees and Tenant's contractors.

                                   EXHIBIT "E"

                      STANDARDS FOR UTILITIES AND SERVICES


         The furnishing of building services and utilities to Tenant shall be accomplished in accordance with and subject to the terms and conditions set forth in this Exhibit "E" and elsewhere in the Lease. Landlord reserves the right to adopt from time to time such reasonable modifications and additions hereto as Landlord may deem appropriate.

         1. Subject to the full performance by Tenant of all of Tenant's obligations under the Lease, Landlord shall, on Monday through Friday, from 8:00 A.M. to 6:00 P.M., and on Saturday, from 9:00 a.m. to 1:00 p.m., excepting state and federal holidays ("Normal Hours"), provide the standard building services and utilities set forth in this Paragraph 1. Landlord shall:

         (a) Provide automatic elevator facilities on Monday through Friday, 7:00 a.m. to 6:00 p.m. only, and have one automatic elevator available at all other times.

         (b) Provide to the Premises, during Normal Hours, heating, ventilation, and air conditioning ("HVAC") when, in the judgment of Landlord, it may be required for the comfortable occupancy of the Premises for the general office purposes permitted hereunder (subject, however, to any governmental act, proclamation or regulation). Landlord shall not be responsible for any room temperatures if Tenant's lighting and receptacle loads exceed those listed in Paragraph 1(c) of this Exhibit, or if the Premises are used for other than the general office purposes permitted hereunder. Tenant shall have the option, at its sole cost (which cost shall be equal to Landlord's actual cost of providing HVAC or other utilities) to obtain HVAC or other utilities for times after Normal Hours.

         (c) Provide to the Premises on a 24 hour per day, 7 days a week basis, electric current for routine lighting and the operation of the general office machines and equipment such as typewriters, dictating equipment, desk model adding machines, photocopy machines and "small" computers incidental or necessary for the conduct of Tenant's business in the Premises as permitted hereunder of normal general office business, which use 110/220-volt electric power, not to exceed the reasonable capacity of building standard office lighting and receptacles, and not in excess of limits imposed by any governmental authority. Tenant agrees, should its electrical installation or electrical consumption be in excess of the aforesaid use or extend beyond Normal Hours, to reimburse Landlord for the excess utilities as provided in Article 11 of the Lease.

         (d) Provide at all times reasonably necessary amounts of water for restrooms furnished by Landlord.

         (e) Provide janitorial services to the Premises each evening, Monday through Friday (except state and federal holidays), provided the Premises are used exclusively in accordance with Article 6 of the Lease, and are kept reasonably in order by Tenant. Tenant shall pay to Landlord the cost of removal of any of Tenant's refuse and rubbish, to the extent that the same exceeds the refuse and rubbish usually attendant upon the use of the Premises for general office purposes. Landlord shall not be responsible or liable for any act or omission or commission on the part of the persons employed to perform said janitorial services, and said janitorial services shall be performed at Landlord's direction without interference by Tenant or Tenant's employees.

         (f) Provide 24 hours per day, 7 days per week access to the Building by means of a card key entry system.

         2. Landlord shall have the exclusive right to make any replacement of electric light bulbs, tubes and ballasts in the Premises throughout the Term. The Landlord may, at Landlord's sole discretion, adopt a system of relamping and reballasting periodically on a group basis in accordance with good practice.

         3. No electrical equipment, air conditioning or heating units, or plumbing additions shall be installed, nor shall any changes to the Building's HVAC, electrical or plumbing systems be made which could possibly adversely affect the Building or such systems without prior written consent of Landlord, which consent shall be subject to Landlord's sole and subjective discretion. Landlord reserves the right to designate and/or approve the contractor to be used by Tenant. Any permitted installations shall be made under Landlord's supervision. Tenant shall pay any additional cost on account of any increased support to the floor load or additional equipment required for such installations, and such installations shall otherwise be made in accordance with
Section 7.2 of the Lease.

         4. Landlord shall not provide in the Premises, reception outlets or television or radio antennas for television or radio broadcast or reception, and Tenant shall not install any such equipment without the consent of Landlord which can be withheld in Landlord's sole and subjective discretion.

         5. Tenant shall not, without the prior consent of Landlord, use any apparatus, machine or device in the Premises, which will in any way increase the amount of electricity or water usually furnished or supplied for use of the Premises permitted hereunder as general office space, nor connect with electric current, except through existing outlets in the Premises, any apparatus or device for the purpose of using electric current in excess of that usually furnished or supplied for use of the Premises permitted hereunder as medical office space.

         6. Tenant shall separately arrange with the applicable local public authorities, utility companies and telephone companies, as the case may be, for the furnishing of, and payment of, all telephone services as may be required by Tenant in the use of the Premises; provided, however, that Tenant shall neither bear the cost of nor be responsible for installation of the telephone wiring stubbed to the telephone room. Tenant shall directly pay for such telephone services, including the establishment and connection thereof, at the rates charged for such services by said authority, telephone company or utility, and the failure of Tenant to obtain or to continue to receive such services for any reason whatsoever shall not relieve Tenant of any of its obligations under the Lease nor constitute a breach of the Lease by Landlord.

         7. Tenant agrees to cooperate fully at all times with Landlord to assure, and to abide by all regulations and requirements which Landlord may prescribe for the proper functioning and protection of the Building's HVAC, electrical, security (if any), and plumbing systems. Tenant shall comply with all laws, statutes, ordinances and governmental rules and regulations now in force or which may later be enacted or promulgated in connection with building services furnished to the Premises, including, without limitation, any governmental rule or regulation relating to the heating and cooling of the Building.

         8. Landlord shall provide, when reasonably necessary, and to Landlord's reasonable satisfaction, appropriate vermin and pest control services to and for the Building.

                                   EXHIBIT "F"

                              ESTOPPEL CERTIFICATE

Date:  ___________

To whom it may concern:

The undersigned hereby certifies as follows:

         1. Brilliant Digital Entertainment, a Delaware corporation, as "Tenant" and Topanga & Victory Partners LP, a California limited partnership, as "Landlord," entered into a written lease dated September 21, 2003 ("Lease"), in which Landlord leased to Tenant and Tenant leased from Landlord, certain "Premises" described in said Lease and located in the City of Woodland Hills, County of Los Angeles, California 91367.

         2. The Lease is in full force and effect and has not been amended, modified, supplemented or assigned by Tenant except by written agreement[s] dated, ________ __, 200_. The Lease represents the entire agreement between Landlord and Tenant.

         3. Tenant has accepted the Premises and presently occupies them, and is paying rent on a current basis. Tenant has no setoffs, claims, or defenses to the enforcement of the Lease.

         4. As of the date of this Estoppel Certificate ("Certificate"), Tenant is not in default in the performance of any of its obligations under the Lease, and has not committed any breach of the Lease, and no notice of default has been given to Tenant.

         5. As of the date of this Certificate, Landlord is not in default in the performance of any of its obligations under the Lease, and has not committed any breach of the Lease, and no notice of default has been given to Landlord.

         6. Rental (as defined in the Lease) in the amount of $________ was payable from _____ __, 200_. No Rental has been paid by Tenant in advance under the Lease except for a payment that becomes due on _______ __, 200_. The amount of the Operating Expense Adjustment (as defined in the Lease) currently payable by Tenant is $ ________ per month and Tenant has paid such amounts up to and including __________ __, 200_. A security deposit in the amount of $ ___________ was deposited with Landlord on ______ ______, 200_.

         7. Tenant has no claim against Landlord for any other security deposit, prepaid fee or charge or prepaid rent except as provided in Paragraph 6 of this Certificate.

         8. Tenant is executing and delivering this Certificate with the understanding that either a potential buyer is contemplating acquiring all or a part of the Property or a potential lender or ground lessor is contemplating providing financing or a ground lease which affects the Building and/or the Property and that said buyer, lender or ground lessor will be entering into said transaction in material reliance on this Certificate.

         Executed and effective on __________ __, 200_.



"Tenant":                            Brilliant Digital Entertainment, a Delaware
                                     corporation


                                     By:      _______________________
                                              Tyler Tarr
                                     Its:     Chief Financial Officer

                                   EXHIBIT "G"

                               PARKING FACILITIES


         So long as the Lease dated September 21, 2003, between Topanga & Victory Partners LP, a California limited partnership ("Landlord") and Brilliant Digital Entertainment, a Delaware corporation ("Tenant") pertaining to Premises located at 6355 Topanga Canyon Boulevard, Suite 520, Woodland Hills, remains in effect and Tenant is not in default thereunder, Tenant and Tenant's designated employees shall be entitled during the Term to (i) monthly parking licenses, privileges or leases for up to fifteen(15) automobiles in the aggregate, and
(ii) park said automobiles, on an as-available basis, in the parking facilities adjacent to the Building ("Parking Facilities"); Tenant shall pay for the parking spaces at the monthly rate of Thirty-Two Dollars ($32) per unreserved rooftop space, Fifty Dollars ($50) per unreserved covered space, and Seventy-Five Dollars ($75) for covered reserved space per month. Landlord may in its sole discretion adjust or modify said rates or charges from time to time during the Term, but in no event more than ten percent (10%) in any one calendar year. In each case, Tenant (or its designated employee) shall enter into parking licenses or lease agreements or other arrangements then in use by Landlord (or Landlord's operator) with respect to such monthly parking. Tenant and Tenant's designated employees shall be entitled during the Term to additional monthly parking licenses, privileges or leases on an as-available basis only.

         A condition of any parking shall be compliance by all parkers with parking rules and regulations and all modifications and additions thereto from time to time established by Landlord (or Landlord's operator), in their sole discretion, including any sticker or other identification system established by Landlord (or Landlord's operator). Landlord (and Landlord's operator) shall not be responsible to Tenant for the nonperformance of any of said rules and regulations by any other parker. The rules and regulations for the Parking Facilities are as follows:

                              RULES AND REGULATIONS

         1. Parking hours are currently established from 7:00 a.m. to 7:00 p.m. Monday through Friday, state and federal holidays excepted, which Landlord can adjust and change in the exercise of its reasonable discretion; provided, however, Tenant shall have 24-hour access to the Parking facilities by way of a key card entry system.

         2. Automobiles must be parked entirely within the stall lines on the pavement.

         3. All directional signs and arrows must be observed.

         4. The speed limit shall be 5 miles per hour.

         5. Parking is prohibited in areas not striped for parking, unless specifically provided for by Landlord (or its operator).

         6. Parking stickers or any other device or form of identification supplied by Landlord (or its operator) shall remain the property of Landlord (or its operator). Such parking identification device must be displayed as requested and may not be mutilated in any manner. The serial number of the parking identification device may not be obliterated. Devices are not transferable or assignable and any device in the possession of an unauthorized holder will be void. There will be a deposit of $10.00 required for each parking card and a replacement charge to Tenant or person designated by Tenant, of $10.00 for loss or damage of any parking card, which amounts can be adjusted from time to time by Landlord at its discretion, but in no event more than ten percent (10%) in any one calendar year

         7. The monthly rate for parking is payable one (1) month in advance and must be paid on or before the fifth (5th) day of each calendar month during the entire Term of the Lease. Failure to do so shall cause a penalty to be assessed against Tenant, which penalty shall be the greater of five percent (5%) of the overdue amount or $100.00. No deductions or allowances from the monthly rate will be made for the days a parker does not use Parking Facilities.

         8. Tenant, at Tenant's cost, may validate visitor parking by such method or methods as Landlord may approve or establish, at a validation rate from time to time established by Landlord to be paid upon receipt of validation.


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         9.  Landlord  (and its  operator)  may  refuse to permit any person who violates the within rules to park in the Parking Facility, and any violation of the rules shall subject the automobile to removal from the Parking Facility at the parker's expense. In either of said events, Landlord (or its operator) shall refund a pro rata portion of the current monthly parking rate, and the sticker, or any other form of identification supplied by Landlord (or its operator).

         10. Parking Facility managers or attendants are not authorized to make or allow any exceptions to these rules and regulations.

         11. Every parker is required to park and lock his/her own automobile. All responsibility for any loss or damage to automobiles or any personal property therein is assumed by the parker.

         12. Loss or theft of parking identification devices from automobiles must be reported to the Parking Facility manager immediately, and a lost or stolen report must be filed by the parker at that time.

         13. The Parking Facility is for the sole purpose of parking one (1) automobile per space. Washing, waxing, cleaning or servicing of any vehicle by the parker or his/her agents is prohibited except by persons expressly authorized to do so in advance by Landlord.

         14. Landlord (and its operator) reserves the right to refuse the issuance of monthly stickers or other parking identification devices to any tenant and/or its employees who refuse to comply with the above Rules and Regulations and all posted and unposted city, state or federal ordinances, laws or agreements.

         15. Tenant agrees to acquaint all employees with these rules and regulations.


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                                   EXHIBIT "H"

                                    GUARANTEE

                            [Intentionally omitted.]




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